UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Dryden Municipal Bond
Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	4/30/2006

Date of reporting period:	4/30/2006

Item 1 – Reports to Stockholders

Dryden Municipal Bond Fund/

High Income Series & Insured Series

APRIL 30, 2006	ANNUAL REPORT

FUND TYPE

Municipal Bond

OBJECTIVE

High Income Series: Maximum amount of income that is eligible for exclusion from federal income taxes.

Insured Series: Maximum amount of income that is eligible for exclusion from federal income taxes, consistent with the preservation of capital.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

June 16, 2006

Dear Shareholder:

We hope you find the annual report for the Dryden Municipal Bond Fund/High Income Series and Insured Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Municipal Bond Fund

Dryden Municipal Bond Fund	1

Your Series’ Performance

High Income Series

Series objective

The investment objective of the Dryden Municipal Bond Fund/High Income Series (the Series) is to seek the maximum amount of income that is eligible for exclusion from federal income taxes. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 4/30/06
	One Year	Five Years	Ten Years		Since Inception[2]
Class A	4.84%	33.06%	69.61%		165.41%
Class B	4.48	31.38	64.90		223.63
Class C	4.23	29.77	60.87		76.96
Class Z	5.08	34.74	N/A		67.14
LB Muni Bond Index[3]	2.16	30.07	77.30		***
LB Non-Investment-Grade Muni Bond Index[4,5]	7.46	45.35	94.41		****
Lipper HY Muni Debt Funds Avg.[6]	4.89	34.00	68.24		*****

Average Annual Total Returns[1] as of 3/31/06
	One Year	Five Years	Ten Years		Since Inception[2]
Class A	1.94%	4.85%	4.89[1]	%	5.93[1]	%
Class B	0.92	5.30	5.01[1]		6.53[1]
Class C	4.68	5.20	4.75[1]		5.00[1]
Class Z	6.43	5.97	N/A		5.51[1]
LB Muni Bond Index[3]	3.81	5.18	5.87		***
LB Non-Investment-Grade Muni Bond Index[4,5]	9.12	7.55	6.76		****
Lipper HY Muni Debt Funds Avg.[6]	6.14	5.83	5.24		*****

2	Visit our website at www.jennisondryden.com

Distribution and Yields[1] as of 4/30/06
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent Yield[7] at Tax Rates of
			33%	35%
Class A	$0.49	3.97%	5.93%	6.11%
Class B	$0.46	3.88	5.79	5.97
Class C	$0.44	3.63	5.42	5.58
Class Z	$0.51	4.39	6.55	6.75

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; and Class Z, 9/16/96.

3The Lehman Brothers (LB) Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lehman Brothers (LB) Non-Investment-Grade Municipal (Muni) Bond Index is an unmanaged index of non-rated or Ba1 below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed. The bonds in this index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must also have a dated date after December 31, 1990, and must be at least one year from their maturity date.

5The inception date of the LB Non-Investment-Grade Muni Bond Index is October 1995.

6The Lipper High Yield (HY) Municipal (Muni) Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper HY Muni Debt Funds category for the periods noted. Funds in the Lipper Average invest at least 50% of their assets in lower-rated municipal debt issues.

7Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Indexes and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***LB Muni Bond Index Closest Month-End to Inception cumulative total returns as of 4/30/06 are 187.36% for Class A, 264.65% for Class B, 99.95% for Class C, and 71.53% for Class Z. LB Muni Bond Index Closest

Dryden Municipal Bond Fund	3

Your Series’ Performance (continued)

Month-End to Inception average annual total returns as of 3/31/06 are 6.75% for Class A, 7.25% for Class B, 6.12% for Class C, and 5.85% for Class Z.

****LB Non-Investment-Grade Muni Bond Index Closest Month-End to Inception cumulative total return as of 4/30/06 is 88.25% for Class Z. LB Non-Investment-Grade Muni Bond Index Closest Month-End to Inception average annual total return as of 3/31/06 is 6.83% for Class Z.

*****Lipper Average Closest Month-End to Inception cumulative total returns as of 4/30/06 are 162.38% for Class A, 228.30% for Class B, 87.10% for Class C, and 62.07% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 3/31/06 are 6.10% for Class A, 6.59% for Class B, 5.47% for Class C, and 5.17% for Class Z.

Five Largest Issues expressed as a percentage of net assets as of 4/30/06
Memphis (TN) Ctr. City Rev., Fin. Corp., 6.50%, 09/01/28	4.3%
West Virginia (WV) St. Hosp. Fin., 6.75%, 09/01/10	1.4
Houston (TX) Util. Sys. Rev., 5.25%, 05/15/21	1.3
Orange Cnty. (CA) Cmnty. Loc. Trans. Auth., 6.20%, 02/14/11	1.3
Metro. (IL) Pier & Expo. Auth. Dedicated St. Tax Rev., 5.25%, 06/15/42	1.1

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 4/30/06
Aaa	19.2%
Aa	5.5
A	11.3
Baa	21.5
Ba	6.4
B	4.2
Caa	2.1
NR	28.9
Total Investments	99.1
Other assets in excess of other liabilities	0.9
Net Assets	100.0%

Source: Moody’s rating, defaulting to S&P when not rated.

Credit quality is subject to change.

4	Visit our website at www.jennisondryden.com

Investment Subadvisor’s Report—High Income Series

Prudential Investment Management, Inc.

Another solid year for lower-quality municipal bonds

Municipal bonds rated below investment grade performed considerably better than higher-quality municipal bonds even though prices of tax-exempt securities were frequently under pressure during the Series’ fiscal year that began May 1, 2005. A resilient U.S. economy strengthened by solid business and consumer spending as well as a search for bonds with attractive yields continued to encourage investment in lower-quality municipal bonds.

Under our “all weather” strategy, the Series maintained an allocation of roughly 60% in bonds of investment-grade quality and roughly 40% in bonds of below-investment-grade quality. For the fiscal year ended April 30, 2006, the Series performed better than the Lehman Brothers Municipal Bond Index, which consists entirely of investment-grade bonds. However, the Series underperformed the Lehman Brothers Non-Investment-Grade Municipal Bond Index, which includes bonds that are not-rated or rated below investment grade. The Series’ Class A shares posted a cumulative total return in line with the Lipper High Yield Municipal Debt Funds Average (the Lipper Average), while its Class Z shares’ cumulative total return exceeded the Lipper Average. Its Class B and Class C shares’ cumulative total returns lagged the Lipper Average.

Federal Reserve gradually withdrew monetary stimulus from economy

Municipal bond prices turned lower from time to time as the Federal Reserve (the Fed) gradually raised short-term interest rates to prevent the U.S. economy from overheating. In response to the trend toward higher short-term rates, investors often required bonds, particularly high quality bonds, to provide higher yields. This pressured bond prices as prices move inversely to yields.

When the Series’ fiscal year began, the latest round of short-term rate hikes was well underway. The target for the federal funds rate on overnight loans between banks had already been increased seven times in quarter-point increments, from 1.00% to 2.75%. During the reporting period, the benchmark rate was raised eight more times in quarter-point increments, from 2.75% to 4.75%. Despite slower economic growth in late 2005, the Fed continued to focus on removing monetary accommodation. The economic slowdown proved to be temporary as the economy rebounded sharply in the first quarter of 2006.

Increase in short-term bond yields a negative factor

The municipal bond market responded unevenly to the changes in monetary policy. Short-term municipal bond yields rose sharply along with the federal funds rate. By contrast, intermediate-term municipal bond yields rose moderately and long-term

Dryden Municipal Bond Fund	5

Investment Subadvisor’s Report—High Income Series

Prudential Investment Management, Inc. (continued)

municipal bond yields only edged higher, reflecting a widely held view that long-term inflationary pressures were largely contained. The different behavior of yields meant that the slope of the municipal bond yield curve flattened and long-term municipal bonds performed better than shorter maturities. The Series had a considerable exposure to prerefunded municipal bonds, which are essentially short-term debt securities because their respective issuers have set aside funds to retire the bonds early. Over the course of the reporting period, the Series saw more bonds in its portfolio become prerefunded. This unintentional increase in shorter-term municipal bonds hurt the Series’ returns.

Continued focus on healthcare aided High Income Series

From the perspective of sector allocation, healthcare remained the Series’ largest sector concentration and contributed positively to its performance. The sector is supported by favorable demographic trends in the United States and improving finances at many institutions. Among the Series’ holdings were bonds of the South Carolina Jobs Economic Development Authority for the Palmetto Health Alliance, which has a strong competitive position, several consecutive years of improved financial operations, and healthy cash balances. The bonds’ ratings were upgraded by major credit-rating agencies, and some of the bonds were prerefunded.

The Series also benefited from our timely sale of Mahoning County Ohio Hospital Facilities bonds issued on behalf of Forum Health, which includes several medical facilities. We sold the bonds in late 2005 before they were downgraded by major credit rating agencies in 2006 as financially troubled Forum Health took steps to put in place a plan to restore the system to profitability.

Tobacco-related municipal bonds aided High Income Series

The Series’ exposure to tobacco-related municipal bonds was another positive during the reporting period. The bonds are backed by payments of tobacco companies to state governments under the Master Settlement Agreement (MSA) signed in 1998. States have financed stop-smoking programs with the MSA revenues and helped balance their budgets, among other uses. The Series held bonds backed solely by MSA funds as well as bonds that are considered to be enhanced as bondholders would be paid from state funds in the event that the MSA revenues are insufficient to pay debt service. A dispute arose over how much money tobacco companies would have to pay under the MSA in 2006. Some tobacco firms made partial payments and put the remainder of the money aside pending resolution of the conflict. The tobacco-related sector performed well during the reporting period despite these recent developments.

6	Visit our website at www.jennisondryden.com

Our cautious approach to investing in airline-related bonds

Even though jet fuel costs surged, airline-related municipal bonds performed well during the reporting period. Some U.S. carriers experienced improved pricing power. They were able to raise fares by cutting back on the number of planes flying routes as the volume of passenger traffic rose. Though we added to the Series’ holdings by purchasing bonds such as New Jersey Economic Development Authority for Continental Airlines, it still had an underweight exposure to the sector that hurt its performance relative to the Lehman Brothers Non-Investment-Grade Municipal Bond Index. That said, we purposely limited the Series’ holdings of airline-related municipal bonds because of the heightened risks associated with investing in the volatile sector.

A bond that hurt the High Income Series and one that helped

The Series had a large position in Memphis Center City Financing Corp. Sports Facility bonds for the Memphis Redbirds, a minor league baseball team. The bonds performed poorly as the ballpark’s financial health deteriorated. Declining ticket sales weakened its financial liquidity. On the other hand, the Series benefited from holding Oconto Falls Wisconsin Community Development Authority bonds for Oconto Falls Tissue Inc. The bonds gained in value as Oconto Falls Tissue established a stronger contractual arrangement with one of its larger customers that led to continued improvement in its financial performance.

Dryden Municipal Bond Fund	7

Your Series’ Performance

Insured Series

Series objective

The investment objective of the Dryden Municipal Bond Fund/Insured Series (the Series) is to seek the maximum amount of income that is eligible for exclusion from federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 4/30/06
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	1.33%	24.60%	64.18%	156.13%
Class B	1.18	23.12	59.58	204.15
Class C	0.92	21.60	55.68	71.30
Class Z	1.67	26.11	N/A	62.71
LB Muni Bond Index[3]	2.16	30.07	77.30	***
Lipper Insured Muni Debt Funds Avg.[4]	1.30	25.27	62.25	****

Average Annual Total Returns[1] as of 3/31/06
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–0.90%	3.31%	4.63[1]%	5.73[1]%
Class B	–1.96	3.74	4.76[1]	6.20[1]
Class C	1.72	3.65	4.50[1]	4.75[1]
Class Z	3.58	4.43	N/A	5.26[1]
LB Muni Bond Index[3]	3.81	5.18	5.87	***
Lipper Insured Muni Debt Funds Avg.[4]	3.06	4.31	4.89	****

Distribution and Yields[1] as of 4/30/06
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent Yield[5] at Tax Rates of
			33%	35%
Class A	$0.50	3.20%	4.78%	4.92%
Class B	$0.47	3.08	4.60	4.74
Class C	$0.44	2.83	4.22	4.35
Class Z	$0.52	3.59	5.36	5.52

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; and Class Z, 9/16/96.

3The Lehman Brothers (LB) Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper Insured Municipal (Muni) Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Insured Muni Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues insured as to timely payment.

5Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Investors cannot invest directly in an index. The returns for the LB Muni Bond Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***LB Muni Bond Index Closest Month-End to Inception cumulative total returns as of 4/30/06 are 187.36% for Class A, 264.65% for Class B, 99.95% for Class C, and 71.53% for Class Z. LB Muni Bond Index Closest Month-End to Inception average annual total returns as of 3/31/06 are 6.75% for Class A, 7.25% for Class B, 6.12% for Class C, and 5.85% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 4/30/06 are 156.72% for Class A, 228.00% for Class B, 81.96% for Class C, and 57.01% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 3/31/06 are 5.99% for Class A, 6.61% for Class B, 5.21% for Class C, and 4.86% for Class Z.

Dryden Municipal Bond Fund	9

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 4/30/06
Hawaii (HI) Dept. Budget & Fin., Hawaiian Elec. Co. Projs., Rev. Ser. C, A.M.B.A.C., A.M.T., 6.20%, 11/01/29	3.6%
Metro. (NY) Trans. Auth. N.Y. Svc. Contract, Rfdg. Rev., Ser. B, M.B.I.A., 5.50%, 07/01/23	3.2
California (CA) St., G.O., M.B.I.A., 5.25%, 02/01/27	3.1
Corpus Christi (TX) Util. Sys. Rev., Ser. A, F.S.A., 6.00%, 07/15/10	3.0
Detroit (MI) Wtr. Sup. Sys. Rev., Ser. B, M.B.I.A., 5.25%, 07/01/32	2.4

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 4/30/06
Aaa	98.0%
Aa	2.1
A	0.9
Total Investments	101.0
Liabilities in excess of other assets	–1.0
Net Assets	100.0%

Source: Moody’s rating, defaulting to S&P when not rated.

Credit quality is subject to change.

10	Visit our website at www.jennisondryden.com

Investment Subadvisor’s Report—Insured Series

Prudential Investment Management, Inc.

A challenging year for insured municipal bonds

Prices of municipal bonds, particularly high-quality bonds, were frequently under pressure during the Series’ fiscal year that began May 1, 2005. In response to repeated increases in short-term interest rates by the Federal Reserve (the Fed), investors often demanded that bonds provide higher yields, which weighed on their prices as bond prices move in the opposite direction of yields.

What with the periodic sell-offs in the tax-exempt market, the Lehman Brothers Municipal Bond Index (the Index) returned a modest 2.16% for the year ended April 30, 2006. For the 12-month period, the Series lagged the Index, which does not include the effect of mutual fund operating expenses. Compared to the Lipper Insured Municipal Debt Funds Average (the Lipper Average), the Series’ Class A and Class Z shares posted cumulative total returns that exceeded the Lipper Average, while its Class B and Class C shares’ cumulative total returns trailed the Lipper Average.

Fed gradually withdrew monetary stimulus from economy

Fed policymakers raised borrowing costs at a measured pace in an effort to prevent the U.S. economy from overheating and boosting inflationary pressures. By the time the Series’ fiscal year began, the latest round of short-term rate hikes were well underway. The target for the federal funds rate on overnight loans between banks had already been increased seven times in quarter-point increments, from 1.00% to 2.75%. During the reporting period, the benchmark rate was raised eight more times in quarter-point increments, from 2.75% to 4.75%. Despite slower economic growth in late 2005, the Fed continued to focus on removing monetary accommodation. The economic slowdown in the United States proved to be temporary as the economy rebounded sharply in the first quarter of 2006.

Shifting exposure along the municipal bond yield curve

The municipal bond market responded unevenly to the changes in monetary policy. Short-term municipal bond yields rose sharply along with the federal funds rate. By contrast, intermediate-term municipal bond yields rose moderately and long-term municipal bond yields only edged higher, reflecting a widely held view that long-term inflationary pressures were largely contained. The different behavior of yields meant that the slope of the municipal bond yield curve flattened and that long-term municipal bonds performed better than shorter maturities. We decreased the Series’ exposure to the short- and intermediate-term areas of the municipal bond yield curve and increased its exposure to the long-term area.

Tobacco-related bonds provided attractive yields

To enhance the Series’ yield, we maintained a modest exposure to municipal debt securities that are not insured, such as bonds backed by payments of tobacco

Dryden Municipal Bond Fund	11

Investment Subadvisor’s Report—Insured Series

Prudential Investment Management, Inc. (continued)

companies to state governments under the Master Settlement Agreement (MSA) signed in 1998. States have financed stop-smoking programs with the MSA revenues and helped balance their budgets, among other uses. The Series held bonds of the Golden State Tobacco Securitization Corp. of California and the Tobacco Settlement Financing Corp. of New York. These so-called enhanced tobacco-related bonds are also obligations of the state of California and the state of New York, respectively. In the event that the MSA revenues are insufficient to pay debt service on the bonds, bondholders would be paid from state funds. A dispute arose over how much money tobacco companies would have to pay under the MSA in 2006. Some tobacco firms made partial payments and put the remainder of the money aside pending resolution of the conflict. The tobacco-related sector performed well during the reporting period despite these recent developments.

Allocation to healthcare sector benefited Insured Series

The Series continued to benefit from its exposure to healthcare bonds. The sector is supported by favorable demographic trends in the United States and improving finances at many institutions. Among the Series’ holdings were insured bonds of Newman Hospital Authority of Georgia and the UCLA Medical Center, both of which performed relatively well.

New Orleans bonds detracted from Insured Series’ returns

Meanwhile the Series held insured general obligation (GO) bonds of New Orleans, which hurt its performance. The bonds declined in value in the aftermath of Hurricane Katrina. The underlying ratings of the insured New Orleans GO bonds were downgraded by major credit-rating agencies. However, the bonds remain rated AAA because their interest and principal payments are backed by MBIA, Inc.

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Fees and Expenses (Unaudited)

As a shareholder of a Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on November 1, 2005, at the beginning of the period, and held through the six-month period ended April 30, 2006.

Each Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses

Dryden Municipal Bond Fund	13

Fees and Expenses (continued)

you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Bond Fund/High Income Series		Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,026.00	0.88%	$4.42
	Hypothetical	$1,000.00	$1,020.43	0.88%	$4.41

Class B	Actual	$1,000.00	$1,024.70	1.13%	$5.67
	Hypothetical	$1,000.00	$1,019.19	1.13%	$5.66

Class C	Actual	$1,000.00	$1,023.50	1.38%	$6.92
	Hypothetical	$1,000.00	$1,017.95	1.38%	$6.90

Class Z	Actual	$1,000.00	$1,027.20	0.63%	$3.17
	Hypothetical	$1,000.00	$1,021.67	0.63%	$3.16

14	Visit our website at www.jennisondryden.com

Dryden Municipal Bond Fund/ Insured Series		Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,011.10	0.96%	$4.79
	Hypothetical	$1,000.00	$1,020.03	0.96%	$4.81

Class B	Actual	$1,000.00	$1,009.90	1.21%	$6.03
	Hypothetical	$1,000.00	$1,018.79	1.21%	$6.06

Class C	Actual	$1,000.00	$1,009.50	1.46%	$7.27
	Hypothetical	$1,000.00	$1,017.55	1.46%	$7.30

Class Z	Actual	$1,000.00	$1,013.30	0.71%	$3.54
	Hypothetical	$1,000.00	$1,021.27	0.71%	$3.56

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended April 30, 2006, and divided by the 365 days in the Fund’s fiscal year ended April 30, 2006 (to reflect the six-month period).

Dryden Municipal Bond Fund	15

Portfolio of Investments

as of April 30, 2006

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 98.0%

Alabama 1.1%
Birmingham Baptist Medical Ctr. Spl. Rev.	Baa1	5.00%	11/15/30	$3,000		$2,917,260
Butler Ind. Dev. Brd. Solid Wste. Disp. Rev., GA-Pacific Corp. Proj., A.M.T.	B(b)	5.75	9/01/28	1,000		993,070
Camden Ind. Dev. Brd. Facs. Rev., Rfdg. Weyerhaeuser,
Ser. A	BBB(b)	6.125	12/01/24	1,000		1,099,560
Ser. B, A.M.T.	BBB(b)	6.375	12/01/24	1,000		1,086,910

						6,096,800

Alaska 0.6%
Northern Tobacco Secur. Corp., Rev. Asset Bkd. Bonds	Baa3	6.50	6/01/31	3,500		3,682,665

Arizona 1.8%
Coconino Cnty. Poll. Ctrl. Corp. Rev., Tuscon Elec. Pwr., Navajo,
Ser. A, A.M.T.	Ba1	7.125	10/01/32	5,000		5,240,150
Ser. B	Ba1	7.00	10/01/32	1,700		1,779,492
Pinal Cnty Ariz Indl. Dev. Auth. Rev., Correct. Facs. Florence West Prison PJ-A	NR	5.25	10/01/19	3,135		3,246,920

						10,266,562

California 11.3%
Antelope Valley California Hlthcare. Dis. Rev.
Rfdg., Ser. A, F.S.A.	Aaa	5.20	1/01/17	1,005	(e)	1,044,034
California Poll. Ctrl. Fin. Auth. Solid Wste. Disp. Rev. Wste. Mgmt., Inc. PJ-Ser. B, A.M.T.	BBB(b)	5.00	7/01/27	1,000		992,830

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	17

Portfolio of Investments

as of April 30, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

California St. Pub. Wks. Brd. Lease Rev.,
Dept. Mental Hlth., Coalinga, Ser. A	A3	5.50%	6/01/19	$2,000		$2,163,900
Dept. Mental Hlth., Coalinga, Ser. A	A3	5.50	6/01/20	2,000		2,162,480
Dept. Mental Hlth., Coalinga, Ser. A	A3	5.50	6/01/22	2,000		2,159,640
California St., G.O., M.B.I.A.	Aaa	5.25	2/01/27	4,905		5,151,378
California Statewide Cmntys. Dev. Auth. Rev., Kaiser Permanente, Ser. C	A3	3.85	6/01/12	2,000		1,948,700
Capistrano Uni. Sch. Dist. Cmnty. Facs., Rev. Talega CFD#90-2	NR	6.00	9/01/33	1,000		1,050,090
Central California Joint Pwr. Hlth. Fin. Auth., Cmnty. Hosp. of Central California, C.O.P.	Baa2	6.00	2/01/30	2,550		2,642,259
City of Chula Vista Indl. Dev. Rev., San Diego	A1	5.00	12/01/27	1,000		1,013,140
Foothill/Eastern Trans. Corridor Agcy. Toll Rd. Rev., C.A.B.S.	Baa3	Zero	1/15/28	6,700		5,795,768
Lake Elsinore Spl. Tax Cmnty. Facs. Dist.-2-Area A	NR	5.45	9/01/36	1,500		1,525,815
Lincoln Impvt. Bond Act 1915, Pub. Fin. Auth. Rev., Twelve Bridges	NR	6.20	9/02/25	3,435		3,610,219
Los Angeles Regional Airports Impt. Corp. Lse. Rev., American Airlines, Inc., A.M.T.	Caa2	7.50(f)	12/01/24	2,000		2,118,440
Los Angeles Dept. Wtr. & Pwr. Rev. Pwr. Sys., Ser. A, F.G.I.C.	Aaa	5.125	7/01/40	3,660	(e)	3,756,112
Murrieta Cmnty. Facs. Dist. Spl. Tax, No. 2, The Oaks Impt. Area, Ser. A	NR	5.90	9/01/27	1,000		1,057,900

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Orange Cnty, Loc. Trans. Auth. Sales Tax Rev., Linked, S.A.V.R.S., R.I.B.S.	Aa2	6.20%	2/14/11	$7,000		$7,716,309
Perris Cmnty. Facs. Dist., Spec. Tax, No. 01-2, Avalon Ser. A	NR	6.25	9/01/23	3,000		3,241,860
Rancho Cordova Cmnty. Facs. Dist., Spec. Tax No. 2003-1, Sunridge Anatolia	NR	6.00	9/01/33	1,000		1,026,880
Sunridge Anatolia	NR	6.10	9/01/37	2,000		2,053,740
Roseville Joint Unified High School Dist., Ser. B, G.O., F.G.I.C., C.A.B.S.	Aaa	Zero	8/01/11	1,440		1,169,698
Saugus Uni. Sch. Dist. Spl. Tax Cmnty. Facs. Dist. No. 2002-1	NR	6.00	9/01/33	1,800		1,890,162
University of Calif. Bd. of Regents Revs., Hosp. UCLA Med. Ctr., Ser. A, A.M.B.A.C.	Aaa	5.50	5/15/23	1,330		1,432,477
Res. Facs., Ser. E, A.M.B.A.C.	Aaa	5.00	9/01/18	2,115		2,202,815
Vallejo, Touro Univ., C.O.P.	Ba2	7.375	6/01/29	3,500		3,742,165
Valley Hlth. Sys. Hosp. Rev., Rfdg. & Impvt. Proj., Ser. A	B+(b)	6.50	5/15/25	1,000		1,000,900
Wm. S. Hart Unif. High Sch. Dist., Spl. Tax Cmnty Fac. Dist. No. 2005-1	NR	5.30	9/01/36	1,000		1,007,400

						64,677,111

Colorado 3.2%
Black Hawk Bus. Impvt. Dist. Utl.	NR	7.75	12/01/09	5,285	(d)	6,015,863
Colorado Hlth. Facs. Auth. Rev., Rfdg. Hosp. Poudre Valley Hlthcare.	Baa2	5.00	3/01/25	5,560		5,519,412
Colorado Springs Hosp. Rev. Spr. Mem. Hosp.	A3	6.375	12/15/10	1,240	(d)	1,378,731

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	19

Portfolio of Investments

as of April 30, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Unrfdg. Spr. Mem. Hosp.	A3	6.375%	12/15/30	$1,260		$1,355,899
Denver Urban Ren. Auth. Pavilions Tax, Inc., Rev., A.M.T.	NR	7.75	9/01/16	3,680		3,789,480

						18,059,385

Connecticut 1.0%
Connecticut St. 1060 R, G.O., R.I.T.E.S.	AA(b)	5.986	11/15/09	5,000	(g)	5,602,600

Delaware 0.3%
Delaware St. Health Facs. Auth. Rev., Beebe Med. Ctr. Proj., Ser. A	Baa1	5.00	6/01/30	2,000		2,001,360

District of Columbia 0.5%
Dist. of Columbia Rev., George Washington Univ., Ser. A, M.B.I.A.	Aaa	5.125	9/15/31	3,000		3,066,270

Florida 4.2%
Brevard Cnty. Health Facs. Auth. Rev. Health 1st	A2	5.00	4/01/34	1,500		1,512,675
Broward Cnty. Res. Recov. Rev., Rfdg. Wheelabrator, Ser. A	A3	5.50	12/01/08	4,000		4,156,160
Greater Orlando Aviation Auth., Orlando FL Arpt. Fac. Rev.,
Jet Blue Airways Corp.	NR	6.375	11/15/26	2,000		2,007,620
Jet Blue Airways Corp.	NR	6.50	11/15/36	2,000		2,004,640
Highlands Cnty. Health Facs. Auth. Rev., Hosp. Adventist Hlth., Ser. D	A2	5.00	11/15/35	1,500		1,504,590
Highlands Cmnty. Dev. Dist. Spl. Assmt.	NR	5.55	5/01/36	500		503,875
Indigo Cmnty. Dev. Dist. Cap. Impvt. Rev.	NR	5.75	5/01/36	2,000		2,034,620

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Miami Beach Hlth. Facs. Auth. Hosp. Rev., Mount Sinai Med. Ctr., Ser. A	Ba1	6.70%	11/15/19	$1,000		$1,096,980
Orlando Util. Cmnty. Wtr. & Elec. Rev., Ser. D, E.T.M.	Aa1	6.75	10/01/17	2,000	(d)	2,361,440
Palm Beach Cnty. Pub. Impvt. Rev., Convention Ctr. Proj., F.G.I.C.	Aaa	5.00(f)	11/01/11	3,500		3,664,430
Paseo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. A	NR	5.40	5/01/36	1,400		1,401,064
Reunion West Cmnty. Dev. Dist. Spec. Assmt.	NR	6.25	5/01/36	1,500		1,577,145
Stoneybrook West Cmnty. Dev. Dist., Spec. Assmt. Rev., Ser. B	NR	6.45	5/01/10	340		341,125

						24,166,364

Georgia 0.4%
Fulton Cnty. Residential Care Facs. Rev., Canterbury Court Proj., Ser. A	NR	6.125	2/15/34	1,200		1,225,476
Henry Cnty. Wtr. & Swr. Auth. Rev., A.M.B.A.C.	Aaa	6.15	2/01/20	1,000		1,181,380

						2,406,856

Hawaii 0.4%
Hawaii St., Ser. DD, G.O., M.B.I.A.	Aaa	5.25	5/01/24	2,000		2,123,400

Illinois 9.0%
Cary Illinois Spec. Tax Svcs. Rev.,
Area No. 1, Cambridge, Ser. A	NR	7.625	3/01/30	3,800		4,212,870
Area No. 2, Foxford Hill	NR	7.50	3/01/30	4,737		5,231,211
Chicago Illinois Util. Proj. & Rfdg., G.O., F.G.I.C.	Aaa	5.25	1/01/28	4,375		4,552,363
Gilberts Illinois Spec. Svcs. Area No. 9, Spec. Tax, Big Timber Proj.	AAA(b)	7.75	3/01/11	5,000	(d)	5,898,350

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	21

Portfolio of Investments

as of April 30, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Illinois Edl. Facs. Auth. Student Hsg. Rev., Edl. Advnmt. Fdg. Univ. Ctr. Proj.	Baa3	6.25%	5/01/30	$2,000		$2,160,500
Illinois Fin. Auth. Rev.,
Illinois Inst. of Technology-A	Baa1	5.00	4/01/31	2,500		2,517,425
Friendship Vlg. Schaumburg, Ser. A	NR	5.625	2/15/37	1,000		1,008,880
Northwestern Mem. Hosp., Ser. A	Aa2	5.25	8/15/34	5,000		5,205,600
Plymouth Landing Proj.	NA	6.00	5/15/37	1,000		1,026,370
Illinois Hlth Facs. Auth. Rev., Lake Forest Hosp., Ser. A	A3	6.25	7/01/22	4,200		4,552,086
Kane & De Kalb Cntys. Sch. Dist., No. 301, A.M.B.A.C., C.A.B.S., G.O.	Aaa	Zero	12/01/11	3,360		2,681,179
McLean & Woodford Cntys. Cmnty. Unif. Sch. Dist. No. 005, G.O., F.S.A.	Aaa	5.625	12/01/11	4,535	(d)	4,884,331
Metro. Pier & Expo. Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, M.B.I.A.	Aaa	5.25	6/15/42	6,000		6,290,699
Round Lake Rev., Lakewood Spl. Tax #1	NR	6.70	3/01/33	1,000		1,058,630

						51,280,494

Indiana 1.4%
Indiana Hlth. & Edl. Fac. Fin. Auth. Rev.-Clarion Health	A2	5.00	2/15/39	3,000		3,011,310
Indiana Hlth. Fac. Fin. Auth. Hosp. Rev., Cmnty. Foundation Northwest Ind., Ser. A	BBB-(b)	6.00	3/01/34	3,000		3,140,790
Indiana St. Hsg. Fin. Auth. Singl. Fam. Mtge. Rev., Ser. B2, A.M.T., G.N.M.A./F.N.M.A.	Aaa	4.00	1/01/34	1,765		1,738,913

						7,891,013

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Iowa 1.0%
Iowa St. Fin. Auth. Hlthcare., Facs. Rev., Mercy Hlth. Initiatives Proj.	NR	9.25%	7/01/25	$4,780		$5,692,645

Kentucky 0.2%
Boone Cnty. Pollutn. Ctl. Rev. Ref- Coll-Dayton Pwr. & Lt. Co., Ser. A, F.G.I.C.	Aaa	4.70	1/01/28	1,000		988,150

Louisiana 0.7%
Calcasieu Parish Inc., Ind. Dev. Brd. Rev., Rfdg. Olin Corp. Proj.	Baa3	6.625	2/01/16	3,500		3,752,070

Maine 0.8%
Maine Hlth. & Higher Edl. Facs. Auth. Rev. Piper Shores,
Ser. A	NR	7.50	1/01/09	1,000	(d)	1,084,960
Ser. A	NR	7.55	1/01/09	3,000	(d)	3,258,660

						4,343,620

Maryland 2.1%
Anne Arundel Cnty. Spec. Oblig., Arundel Mills Proj.	AAA(b)	7.10	7/01/09	3,000	(d)	3,344,730
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev.	A3	6.75	7/01/10	5,000	(d)	5,613,050
Northeast Wste. Disp. Auth. Rev.,
Sludge Corp. Facs.	NR	7.25	7/01/07	1,054		1,085,346
Sludge Corp. Facs., A.M.T.	NR	8.50	7/01/07	1,865		1,948,067

						11,991,193

Massachusetts 2.6%
Massachusetts St. Coll. Bldg., Auth. Rev. Proj. & Rfdg. Bonds, Ser. A	Aa2	7.50	5/01/14	1,750		2,109,870

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	23

Portfolio of Investments

as of April 30, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Massachusetts St. Dev. Fin. Agcy. Rev., Hlthcare. Fac., Alliance, Ser. A	NR	7.10%	7/01/32	$4,010		$4,091,804
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Caritas Christi Oblig. Group, Rfdg.,
Ser. A	Baa3	5.75	7/01/28	2,000		2,031,700
Ser. B	Baa3	6.75	7/01/16	3,595		3,958,922
Massachusetts St. Wtr. Poll. Abatement Trust Rev., Pool Proj., Ser. 9	Aaa	5.25	8/01/33	2,500		2,627,475

						14,819,771

Michigan 1.9%
Kalamazoo Hosp. Fin. Auth. Borgess Hosp. Fac. Rev., E.T.M., F.G.I.C.	Aaa	6.908(i)	6/01/11	2,000	(d)(g)	2,005,200
Kent Hosp. Fin. Auth. Rev., Metro. Hosp. Proj., Ser. A	BBB(b)	6.25	7/01/40	3,000		3,233,160
Michigan St. Hosp. Fin. Auth. Rev., Ascension Hlth. Sub Credit, Ser. A	Aa3	5.00	11/01/12	1,250		1,310,050
Michigan Strategic Fund Solid Waste Disp. Rev.	BBB(b)	4.50(f)	12/01/13	1,000		994,560
Summit Academy Mich. Pub. Sch., Academy Rev. Ref.	BB+(b)	6.25	11/01/25	2,060		2,028,091
Summit Academy North Mich. Pub. Sch., Academy Rev. Ref.	BB+(b)	5.50	11/01/30	1,500		1,415,340

						10,986,401
Minnesota 0.2%
St. Paul Hsg. & Redev. Auth. Hosp. Rev. Healtheast Proj.	Baa3	6.00	11/15/35	1,000		1,068,970

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Nevada 3.4%
Clark Cnty. Impvt. Dist. Rev., No. 121, Southern Highlands Area	NR	7.50%	12/01/19	$4,655	$4,977,452
Spec. Impvt. Dist. No. 142, Loc. Impvt.	NR	6.10	8/01/18	2,000	2,067,620
Clark Cnty. Ind. Dev. Rev., Rfdg. Nevada Pwr. Co. Proj., Ser. C	B-(b)	5.50(f)	10/01/30	4,500	4,396,950
Director St. Nevada Dept. Bus. & Ind. Rev., Las Ventanas Ret.,
Proj. A	NR	7.00	11/15/34	1,500	1,547,535
Proj. B	NR	6.75	11/15/23	1,315	1,345,745
North Las Vegas Local Impvt. Rev., Spec. Impvt. Dist. No. 60
Aliante	NR	5.60	12/01/12	1,510	1,557,112
Aliante	NR	6.40	12/01/22	1,235	1,274,397
Washoe Cnty. Wtr. Fac. Rev., Sierra Pac. Pwr. Co., A.M.T.	Ba1	5.00	7/01/09	2,500	2,519,250

					19,686,061

New Jersey 6.0%
Camden Cnty. Impt. Auth. Rev.,
Hlthcare. Redev. Cooper Proj.	Baa3	6.00	2/15/27	2,250	2,332,485
Hlthcare. Redev. Cooper Proj.	Baa3	5.00	2/15/35	1,000	970,810
New Jersey Econ. Dev. Auth. Rev.,
Cigarette Tax	Baa2	5.625	6/15/19	1,250	1,310,550
Cigarette Tax	Baa2	5.75	6/15/34	750	788,175
Kapkowski Rd. Landfill, Ser. A, C.A.B.S., E.T.M.	Baa3	Zero	4/01/12	1,115	880,761
Rfdg. First Mtge. Franciscan Oaks Proj.	NR	5.70	10/01/17	165	168,972

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	25

Portfolio of Investments

as of April 30, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Spec. Facs. Rev., Continental Airlines, Inc. Proj., A.M.T.	Caa2	6.25%	9/15/29	$5,530	$5,390,368
New Jersey Hlthcare. Facs. Fin. Auth. Rev.,
Cherry Hill Proj.	NR	8.00	7/01/27	2,000	2,073,000
Raritan Bay Med. Ctr.	NR	7.25	7/01/27	4,000	4,097,600
St. Peters Univ. Hosp., Ser. A	Baa1	6.875	7/01/30	2,250	2,427,615
New Jersey St. Edl. Facs. Auth. Rev., Felician Coll. of Lodi, Ser. D	NR	7.375	11/01/22	3,490	3,648,760
New Jersey St. Tpke. Auth. Tpke. Rev., Growth & Income. Secs., Ser. B, A.M.B.A.C., C.A.B.S.	Aaa	Zero	1/01/35	4,000	2,627,080
Tobacco Settlement Fin. Corp., NJ Rev.,
Asset Bkd.	Baa3	6.75	6/01/39	1,000	1,109,650
Asset Bkd.	Baa3	6.125	6/01/42	1,000	1,052,770
Asset Bkd.	Baa3	6.25	6/01/43	5,250	5,656,980

					34,535,576

New Mexico 1.2%
Farmington Poll. Ctrl. Rev., El Paso Elec. Co. Proj., Ser. A, F.G.I.C.	Baa3	4.00	8/01/12	2,000	1,976,460
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge.,
Ser. A, A.M.T., G.N.M.A., F.N.M.A., F.H.L.M.C.	Aaa	5.50	7/01/36	1,980	2,099,711
Ser. E, A.M.T., G.N.M.A., F.N.M.A., F.H.L.M.C.	AAA(b)	5.50	7/01/35	2,455	2,580,549

					6,656,720

New York 6.5%
Brookhaven Ind. Dev. Agcy. Civic Facs. Rev., Brooks Mem. Hosp. Med. Ctr., Inc., Ser. A	NR	8.25	11/15/30	2,000	2,174,120
City of New York, G.O.	A1	5.00	12/01/20	3,500	3,618,370

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Erie Cnty. Tob. Asset Securitization Corp. Cap. Apprec., Asset Bkd.-1st Sub., Ser. B, C.A.B.S.	NR	Zero	6/01/47	$5,000	$386,200
Asset Bkd.-2nd Sub., Ser. C, C.A.B.S.	NR	Zero	6/01/50	4,000	222,600
Metro. Trans. Auth. Rev., N.Y. Svc. Contract, Rfdg.,
Ser. B, M.B.I.A.	Aaa	5.50%	7/01/19	3,050	3,291,042
Ser. A, A.M.B.A.C.	Aaa	5.50	11/15/18	4,045	4,378,065
New York City Ind. Dev. Agcy. Civic Fac. Rev., Staten Island Univ. Hosp. Proj., Ser. B	B2	6.375	7/01/31	995	1,005,995
New York City Industrial Develop. Agcy. Spl. Fac. Rev.,
American Airlines-JFK Int’l. Arpt.	B-(b)	7.125	8/01/11	3,495	3,597,858
American Airlines-JFK Int’l. Arpt.	B-(b)	7.75	8/01/31	2,000	2,196,560
New York City Transitional Fin. Auth. Rev., Future Tax Sec’d., Ser. C	Aa1	5.50	2/15/16	2,500	2,691,500
New York St. Dorm Auth. Revs., Non St. Supported Debt, Mt. Sinai,
NYU Hlth., RMKT 7/01/05	Ba1	5.50	7/01/26	4,000	4,042,080
NYU Hlth., C-RMKT 7/1/05	Ba1	5.50	7/01/26	2,000	2,021,040
New York, Ser. G, G.O.	A1	5.00	12/01/25	1,000	1,025,940
Tobacco Settlement Fin. Corp.,
Asset-Bkd., Ser. C-1	A1	5.50	6/01/14	3,500	3,648,015
Asset Bkd., Ser. C-1	A1	5.50	6/01/15	3,000	3,153,150

					37,452,535
North Carolina 0.4%
North Carolina Eastern Mun. Pwr. Agcy. Pwr. Sys. Rev., Rfdg., Ser. D	Baa2	5.125	1/01/26	2,000	2,048,080

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	27

Portfolio of Investments

as of April 30, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

North Dakota 0.7%
Ward Cnty. ND Hlthcare. Facs. Rev., Rfdg. Trinity Oblig.,
Group A	BBB+(b)	6.25%	7/01/26	$2,110		$2,184,778
Group B	BBB+(b)	6.25	7/01/21	2,000		2,071,340

						4,256,118

Ohio 0.9%
Cuyahoga Cnty. Hosp. Facs. Rev., Canton, Inc. Proj.	Baa2	7.50	1/01/30	3,000		3,303,570
Ohio St. Wtr. Dev. Auth. Solid Wste. Disp. Rev., Wste. Mgmt. Proj., A.M.T.	BBB(b)	4.50(f)	7/01/09	1,000		1,003,760
Richland Cnty. Hosp. Facs. Rev., Rfdg. Medcentral Hlth. Sys., Ser. A	A-(b)	6.125	11/15/16	1,000		1,071,060

						5,378,390

Oklahoma 0.9%
Norman Regional Hospital Authority Rev.	BBB-(b)	5.375	9/01/36	2,000		2,000,640
Oklahoma Hsg. Fin. Agcy. Sngl. Fam. Rev., Mtge. Homeownership In. Prog. Ser. B, A.M.T., G.N.M.A./F.N.M.A.	Aaa	4.875	9/01/33	3,005		3,036,012

						5,036,652

Pennsylvania 5.0%
Allegheny Cnty. Hosp. Dev. Auth. Rev., Ohio Valley Gen. Hosp. Proj., Ser. A	Baa2	5.125	4/01/35	1,335		1,316,911
Hlth. Sys., Ser. B	Ba3	9.25	11/15/15	1,000		1,193,670
Hlth. Sys., Ser. B	Ba3	9.25	11/15/22	1,825		2,171,841
Cumberland Cnty. Mun. Auth. Ret. Cmnty. Rev., Wesley Affiliated Svcs.,
Ser. A	NR	7.25	1/01/13	2,890	(d)	3,444,331
Ser. A	NR	7.25	1/01/35	1,110		1,206,637

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Fulton Cnty. Indl. Dev. Auth. Hosp. Rev., Med. Ctr. Proj.	NR	5.90%	7/01/40	$1,000		$1,000,210
Lancaster Cnty. Hosp. Auth. Rev., Gen. Hosp. Proj. Woods Sch.	A+(b)	5.50	3/15/26	780		808,158
Langhorne Manor Woods Boro. Sch. Higher Ed. & Hlth. Auth. Rev., Lower Bucks Hosp.	B2	7.35	7/01/22	4,650		4,650,279
Montgomery Cnty. Ind. Dev. Auth. Rev., MTG- Whitemarsh Cont. Care	NR	6.25	2/01/35	2,450		2,588,303
Pennsylvania Econ. Dev. Fin. Auth. Rev. Exempt Facs. Shippingport PJ-A, A.M.T.	Baa3	4.35	6/01/10	1,000		996,080
Res. Recov. Ref., Sub, Colver Proj., Ser. G, A.M.T.	NR	5.125	12/01/15	1,000		987,960
Res. Recov. Ref., Colver Proj., Ser F, A.M.B.A.C.	Aaa	4.625	12/01/18	1,500		1,489,200
Philadelphia Hosp. & Higher Ed. Facs. Auth. Rev., Grad. Hlth. Sys. (cost $ 1,664,031; purchased 1/22/98) C.A.B.S.(c)	Ca	Zero	7/01/05	1,651	(g)(h)	17
Grad. Hlth. Sys. (cost $2,298,709; purchased 1/22/98) C.A.B.S (c)	Ca	Zero	7/01/18	2,269	(g)(h)	23
Grad. Hlth. Sys., Ser. A (cost $1,890,089; purchased 1/21/98) C.A.B.S.(c)	Ca	Zero	7/01/13	2,015	(g)(h)	20
Somerset Cnty. Hosp. Auth. Rev., GF Somers Hlthcare. First Mtge. (cost $1,106,647; purchased 2/10/97)(c)	NR	4.20	6/01/09	1,095	(g)(h)	789,867

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	29

Portfolio of Investments

as of April 30, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

GF Somers Hlthcare. First Mtge. (cost $8,898,687; purchased 2/10/97)(c)	NR	8.50%	6/01/24	$8,805	(g)(h)	$6,139,374

						28,782,881

South Carolina 1.7%
Greenville Cnty. Sch. Dist. Rev. Installment Pur. Ref., Ref-Bldg. Equity Sooner	Aa1	5.00	12/01/26	4,000		4,126,000
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Rfdg. Palmetto Hlth.,
Ser. C	Baa1	6.875	8/01/13	4,460	(d)	5,228,949
Ser. C	Baa1	6.875	8/01/27	540		617,182

						9,972,131

Tennessee 6.9%
Bradley Cnty. Ind. Dev. Brd. Rev., Rfdg. Olin Corp. Proj., Ser. C	Baa3	6.625	11/01/17	2,000		2,182,520
Chattanooga Hlth. Edl. & Hsg. Fac. Brd. Rev. Ref., CDFI Phase I LLC, PJ-Sub-B	NR	6.00	10/01/35	1,000		1,016,490
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev., Rfdg. First Mtge., Mountain States Hlth., Ser. A, M.B.I.A.	Aaa	6.75	7/01/17	2,000		2,371,320
Memphis Ctr. City Rev., Fin. Corp., Red Birds, Ser. B (cost $26,000,000; purchased 12/30/98)	NR	6.50	9/01/28	26,000	(g)(h)	24,536,199
Rutherford Cnty. Hlth. & Edl. Facs. GRP Homes Brd., First Mtge. Rev.	NR	9.50	12/01/19	5,100		5,159,823

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Shelby Cnty. Hlth. Edl. & Hsg. Fac. Brd. Hosp. Rev.,
Methodist Hlthcare	A3	6.50%	9/01/12	$2,195	(d)	$2,513,165
Methodist Hlthcare., E.T.M.	A3	6.50	9/01/12	1,305	(d)	1,494,160

						39,273,677

Texas 8.2%
Alliance Arpt. Auth. Rev. Inc., FedEx	Baa2	4.85	4/01/21	2,000		1,977,540
Austin Hsg. Fin. Corp. Multi-Fam. Hsg. Rev., Stony Creek, Ser. A	Ba3	7.75	11/01/29	5,230		5,484,335
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj.,
Ser. C, A.M.T.	Baa2	6.75	10/01/38	1,255		1,410,683
Ser. D	Baa2	5.40	10/01/14	1,000		1,059,260
Brazos River Auth. TXU	Baa2	5.40	5/01/29	2,000		2,053,860
Dallas-Fort Worth Int’l. Arpt. Fac. Impvt. Corp. Rev.,
American Airlines Inc., A.M.T.	Caa2	6.375	5/01/35	3,000		2,508,480
American Airlines Inc., Ser. C, A.M.T.	Caa2	6.15	11/01/07	1,950		1,918,215
Decatur Hosp. Auth. Rev., Wise Reg. Hlth. Sys., Ser. A	NR	7.125	9/01/34	3,000		3,237,810
Houston Hlth. Facs. Dev. Corp. Ret. Fac. Rev., Buckingham Sr. Living Cmnty., Ser. A	NR	7.125	2/15/34	1,250		1,364,175
Houston Util. Sys. Rev., Ref., Comb., First Lien, Ser. A, F.S.A.	Aaa	5.25	5/15/21	7,000		7,394,519
Katy Texas Dev. Auth. Rev., Tax Increment Contract, Ser. B	NR	6.00	6/01/18	4,000		4,155,280
Kerrville Tex. Health Facs. Dev. Corp. Hosp. Rev., Sid Peterson Mem. Hosp. Proj.	BBB-(b)	5.375	8/15/35	4,050		4,076,325

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	31

Portfolio of Investments

as of April 30, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Lower Colo River Auth. Rev., Rfdg., Trans. Svcs. Corp. Proj., Ser. C, A.M.B.A.C.	Aaa	5.25%	5/15/24	$4,515		$4,760,932
Matagorda Cnty. Nav. Dist. No. 1 Rev., Coll. Centerpoint Energy Proj.	Baa2	5.60	3/01/27	2,000		2,085,780
North Central Texas Hlth. Fac. Dev. Corp. Rev., Edgemere Ret. Fac. Sr. Hsg., Ser. A	NR	7.50	11/15/29	2,000		2,140,180
Sabine River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. B	Baa2	6.15	8/01/22	1,000		1,086,990
Texas Mun. Pwr. Agcy. Rev., M.B.I.A., E.T.M., C.A.B.S.	Aaa	Zero	9/01/15	50	(d)	33,075

						46,747,439

Virginia 4.5%
Chesapeake Hosp. Auth. Fac. Rev., Rfdg. Chesapeake Gen. Hosp., Ser. A	A3	5.25	7/01/17	3,445		3,604,262
Chesterfield Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev., Virginia Elec. & Pwr., Ser. A	Baa1	5.875	6/01/17	2,000		2,149,400
Gloucester Cnty. Ind. Dev. Auth. Solid Wste Disp. Rev., Wste. Mgmt. Svcs., Ser. A, A.M.T.	BBB(b)	5.125	5/01/14	2,700		2,766,771
Norfolk Redev. & Hsg. Auth. Multi-Fam. Rental Hsg. Fac. Rev., Sussex Apts. A.M.T.	NR	8.00	9/01/26	5,670	(g)	5,905,362
Pocahontas Pkwy. Assoc. Toll Rd. Rev., C.A.B.S.,
Ser. B	Ba3	Zero	8/15/16	7,000		3,947,300
Ser. C	B3	Zero	8/15/25	5,000		1,524,750
Ser. C	B3	Zero	8/15/32	6,200		1,228,902

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Ser. C	B3	Zero	8/15/33	$6,200		$1,155,556
Ser. C	B3	Zero	8/15/34	6,200		1,086,550
Ser. C	B3	Zero	8/15/35	5,800		955,782
Sussex Cnty. Ind. Dev. Auth. Solid Wste. Disp. Rev., Atlantic Wste., Ser. A, A.M.T.	BBB(b)	5.125(f)%	5/01/14	1,600	(h)	1,639,568

						25,964,203

Washington 3.0%
Bellevue Conv. Ctr. Auth., King City, Spec. Oblig. Rev., M.B.I.A., C.A.B.S.	Aaa	Zero	2/01/10	870		749,957
Energy Northwest Elec. Rev., Columbia Generating,
Ser B, Proj. No. 1, M.B.I.A.	Aaa	6.00	7/01/17	4,300		4,759,971
Ser. B, A.M.B.A.C.	Aaa	6.00	7/01/18	5,050		5,575,655
Skagit Cnty. Pub. Hosp. Dist. No. 001 Rev.,
Skagit Valley Hosp.	Baa3	5.375	12/01/22	1,190		1,215,430
Skagit Valley Hosp.	Baa3	5.50	12/01/30	1,250		1,267,600
Tobacco Settlement Fin. Corp. Auth. Tobacco Settlement Rev., Asset Bkd.	Baa3	6.50	6/01/26	2,545		2,765,702
Washington St. Pub. Pwr. Sup. Sys. Rev., Nuclear Proj. No. 1, Ser. B, E.T.M.	Aaa	7.25	7/01/09	755	(d)	796,125

						17,130,440

West Virginia 1.4%
West Virginia St. Hosp. Fin. Auth. Hosp. Rev., Oak Hill Hosp., Ser. B	A2	6.75	9/01/10	7,000	(d)	7,875,349

Wisconsin 2.1%
Badger Tobacco Asset Secur. Corp., Rev. Asset Bkd.	Baa3	6.125	6/01/27	2,830		2,986,159

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	33

Portfolio of Investments

as of April 30, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Oconto Falls Tissue, Inc. Proj. A.M.T.	NR	7.75%	12/01/22	$7,600	$5,586,304
Oconto Falls Cmnty. Dev. Auth. Rev., A.M.T.	NR	8.125	12/01/22	1,395	1,063,715
Wisconsin Hlth. & Edl. Facs. Auth. Rev.,
Eastcastle Place, Inc. Proj.	NR	6.125	12/01/34	1,000	1,015,980
Beaver Dam Cmnty. Hosp. Inc., Ser. A	NR	6.75	8/15/34	1,250	1,346,800

					11,998,958

Wyoming 0.5%
Weston Cnty. Poll. Ctrl. Rev., Rfdg., Black Hills Pwr. Inc. Proj.	Baa2	4.80	10/01/14	2,850	2,877,303

Total long-term investments (cost $545,262,942)					560,636,213

SHORT-TERM INVESTMENTS 1.1%

Alabama 0.3%
McIntosh Indl. Dev. Brd. Environ. Impt. Rev., CIBC Specialty Chem. Corp., Ser. E, A.M.T., F.R.D.D.	P-2	4.07(f)	5/01/06	1,800	1,800,000

California 0.5%
California St. Econ. Rec., Ser. C-16, G.O., F.S.A., F.R.D.D.	VMIG1	3.76(f)	5/01/06	3,100	3,100,000

Nevada 0.2%
Truckee Meadows Wtr. Auth., Wtr. Rev. Mun. Secs. Tr. Rcpts., Ser. SGA. 137, F.S.A., F.R.D.D.	NR	3.82(f)	5/01/06	1,200	1,200,000

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

South Carolina 0.1%
Berkely Cnty. Exempt Fac. Indl. Rev., BP Amoco Chem. Co. Proj., A.M.T., F.R.D.D.	VMIG1	3.86%(f)	5/01/06	$400	$400,000

Total short-term investments (cost $6,500,000)					6,500,000

Total Investments 99.1% (cost $551,762,942; Note 5)					567,136,213
Other assets in excess of liabilities(j) 0.9%					4,985,555

Net Assets 100.0%					$572,121,768

*	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.H.L.M.C.—Federal Home Loan Mortgage Corporation.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate Daily Demand Note(f).

F.S.A.—Financial Security Assurance.

G.N.M.A.—Government National Mortgage Association.

G.O.—General Obligation.

LLC—Limited Liability Corporation.

M.B.I.A.—Municipal Bond Insurance Corporation.

NR—No Moody’s or Standard & Poor’s rating available.

R.I.B.S—Residential Interest Bonds.

R.I.T.E.S—Residual Interest Tax Exempt Securities Receipts.

S.A.V.R.S.—Select Auction Variable Rate Securities.

(b)	Standard & Poor’s rating.
(c)	Represents issuer in default of interest payments; non-income producing security.
(d)	Prerefunded issues are secured by escrowed cash and/or direct U.S. government guaranteed obligations.
(e)	All or partial principal amount segregated as initial margin on financial futures contracts.
(f)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2006.

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	35

Portfolio of Investments

as of April 30, 2006 Cont’d.

(g)	Indicates a security that has been deemed illiquid.
(h)	Indicates a security restricted to resale. The aggregate cost of such securities is $41,858,163. The aggregate value of $31,465,500 is approximately 5.5% of net assets.
(i)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate as of April 30, 2006.
(j)	Other assets in excess of liabilities include net unrealized appreciation on financial futures and interest rate swaps as follows:

Open future contracts outstanding at April 30, 2006:

Number of Contracts	Type	Expiration Date	Value at April 30, 2006	Value at Trade Date	Unrealized Appreciation
Short Positions:
150	U.S. Treasury 5 Yr. Notes	June 06	$(15,623,438)	$(15,788,074)	$164,636
78	U.S. Treasury 10 Yr. Notes	June 06	(8,235,094)	(8,375,652)	140,558
46	U.S. Treasury 30 Yr. Notes	June 06	(4,914,813)	(5,062,823)	148,010

					$453,204

Interest rate swap agreement outstanding at April 30, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized (Depreciation)
				BMA Municipal
Morgan Stanley Capital Services, Inc. *	6/15/2026	$8,600	4.155%	Swap Index	$(236,484)

*	Fund pays the floating rate and receives the fixed rate.

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2006 was as follows:

Healthcare	31.0%
Corporate Backed IDB & PCR	13.5
Special Tax/Assessment District	12.8
Other	8.6
General Obligation	5.6
Transportation	4.5
Power	4.2
Education	4.1
Housing	3.6
Tobacco	3.1
Lease Backed Certificate of Participation	1.9
Water & Sewer	1.7
Solid Waste/Resource Recovery	1.7
Tobacco Appropriated	1.2
Short-Term Investments	1.1
Pooled Financing	0.5
Other assets in excess of liabilities	0.9

Net Assets	100.0%

Industry Classification is subject to change.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Financial Statements

APRIL 30, 2006	ANNUAL REPORT

Dryden Municipal Bond Fund

High Income Series

Statement of Assets and Liabilities

as of April 30, 2006

Assets
Unaffiliated investments, at value (cost $551,762,942)	$567,136,213
Cash	21,510
Interest receivable	10,076,818
Receivable for Series shares sold	206,926
Prepaid expenses	217

Total assets	577,441,684

Liabilities
Payable for investments purchased	2,000,000
Payable for Series shares reacquired	1,263,965
Dividends payable	864,165
Accrued expenses	438,409
Management fee payable	236,705
Unrealized depreciation on interest rate swaps	236,484
Distribution fee payable	145,053
Transfer agent fee payable	73,820
Due to broker—variation margin	44,031
Deferred trustees’ fees	17,284

Total liabilities	5,319,916

Net Assets	$572,121,768

Net assets were comprised of:
Shares of beneficial interest, at par	$554,125
Paid-in capital in excess of par	617,199,480

617,753,605
Undistributed net investment income	1,615,042
Accumulated net realized loss on investments, financial futures transactions and swaps	(62,836,931)
Net unrealized appreciation on investments, financial futures transactions and swaps	15,590,052

Net assets, April 30, 2006	$572,121,768

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share
($451,784,629 ÷ 43,760,197 shares of beneficial interest issued and outstanding)	$10.32
Maximum sales charge (4% of offering price)	0.43

Maximum offering price to public	$10.75

Class B
Net asset value, offering price and redemption price per share
($85,179,127 ÷ 8,247,231 shares of beneficial interest issued and outstanding)	$10.33

Class C
Net asset value, offering price and redemption price per share
($26,610,861 ÷ 2,576,423 shares of beneficial interest issued and outstanding)	$10.33

Class Z
Net asset value, offering price and redemption price per share
($8,547,151 ÷ 828,615 shares of beneficial interest issued and outstanding)	$10.31

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	39

Statement of Operations

Year Ended April 30, 2006

Net Investment Income
Income
Unaffiliated interest	$36,463,703

Expenses
Management fee	3,032,635
Distribution fee—Class A	1,146,185
Distribution fee—Class B	561,081
Distribution fee—Class C	189,149
Transfer agent’s fees and expenses (including affiliated expense of $232,000)	313,000
Custodian’s fees and expenses	120,000
Reports to shareholders	120,000
Registration fees	60,000
Legal fees and expenses	36,000
Insurance	30,000
Trustees’ fees	26,000
Audit fee	24,000
Miscellaneous	19,942

Total expenses	5,677,992

Net investment income	30,785,711

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(15,882,904)
Financial futures transactions	142,161

(15,740,743)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	12,683,133
Financial futures transactions	819,297
Interest rate swap	(236,484)

13,265,946

Net loss on investments	(2,474,797)

Net Increase In Net Assets Resulting From Operations	$28,310,914

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended April 30,
	2006	2005
Decrease In Net Assets
Operations
Net investment income	$30,785,711	$32,646,831
Net realized gain (loss) on investment and financial futures transactions	(15,740,743)	1,074,702
Net change in unrealized appreciation (depreciation) on investments and financial futures	13,265,946	21,104,583

Net increase in net assets resulting from operations	28,310,914	54,826,116

Dividends from net investment income (Note 1)
Class A	(21,806,352)	(23,408,983)
Class B	(5,060,707)	(8,039,534)
Class C	(1,074,682)	(1,059,656)
Class Z	(532,470)	(614,345)

	(28,474,211)	(33,122,518)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	29,403,230	26,586,733
Net asset value of shares issued in reinvestment of dividends	13,984,438	15,439,660
Cost of shares reacquired	(106,944,388)	(116,275,299)

Net decrease in net assets from Series share transactions	(63,556,720)	(74,248,906)

Total decrease	(63,720,017)	(52,545,308)

Net Assets
Beginning of year	635,841,785	688,387,093

End of year(a)	$572,121,768	$635,841,785

(a) Includes undistributed net investment income of:	$1,615,042	$1,810,131

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	41

Portfolio of Investments

as of April 30, 2006

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 99.0%

California 7.5%
California Hlth. Facs. Fin., Auth. Rev. Cedar-Sinai Med. Ctr.	A3	5.00%	11/15/21	$1,000	$1,028,270
California St., G.O., M.B.I.A.	Aaa	5.25	2/01/27	7,000	7,351,609
Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev., Asset Bkd., Ser. B, C.A.B.S., A.M.B.A.C.	Aaa	Zero	6/01/23	1,500	1,210,050
Los Angeles Unif. Sch. Dist. Admin. Bldg. Proj., Ser. B, C.O.P., A.M.B.A.C.	Aaa	5.00	10/01/31	3,000	3,054,060
San Joaquin Hills Trans. Corridor Agcy. Toll Rd. Rev., Ser. A, C.A.B.S., M.B.I.A.	Aaa	Zero	1/15/36	10,000	2,239,300
University Rev., Hosp., UCLA Med. Ctr., Ser. A, A.M.B.A.C.	Aaa	5.25	5/15/30	3,000	3,145,590

					18,028,879

Delaware 0.6%
Delaware River & Bay Auth. Dev. Rev., M.B.I.A.	Aaa	5.00	1/01/24	1,500	1,560,930

District of Columbia 4.7%
District of Columbia Rev., George Washington Univ., Ser. A, M.B.I.A.	Aaa	5.125	9/15/31	2,000	2,044,180
District of Columbia, G.O.,
Ser. A, M.B.I.A.	Aaa	5.00	6/01/27	2,500	2,575,400
Ser. A, M.B.I.A.(d)	Aaa	6.50	6/01/10	3,095	3,405,088
Ser. A, E.T.M., M.B.I.A.(c)	Aaa	6.50	6/01/10	2,905	3,203,344

					11,228,012

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Florida 3.0%
City of Gainesville, Utility Sys. Rev. Ser. A, F.S.A.	Aaa	5.00%	10/01/23	$2,500	$2,612,650
Jacksonville Fl. Economic Dev. Commn. Health Care Facs. Rev. Mayo Clinic	Aa2	5.00	11/15/36	1,500	1,535,670
Polk Cnty. Sch. Dist.,
Sales Tax Rev., F.S.A.	Aaa	5.25	10/01/17	1,580	1,690,853
Sales Tax Rev., F.S.A.	Aaa	5.25	10/01/18	1,325	1,415,060

					7,254,233

Georgia 2.3%
Atlanta Arpt. Facs. Rev., Ser. A, A.M.B.A.C., E.T.M.(c)	Aaa	6.50	1/01/10	2,000	2,186,320
Newnan Hosp. Auth. Rev., M.B.I.A.	Aaa	5.50	1/01/21	3,185	3,404,542

					5,590,862

Hawaii 3.6%
Hawaii Dept. Budget & Fin., Hawaiian Elec. Co. Projs., Rev. Ser. C, A.M.B.A.C., A.M.T.	Aaa	6.20	11/01/29	8,000	8,610,399

Illinois 13.6%
Chicago Proj. & Rfdg., Ser. A, G.O., F.S.A	Aaa	5.00	1/01/28	3,000	3,097,410
G.O., F.G.I.C.	Aaa	5.25	1/01/28	2,000	2,081,080
Chicago Midway Arpt. Rev., Ser. B., M.B.I.A., A.M.T.	Aaa	5.75	1/01/22	5,000	5,103,050
Chicago O’ Hare Int’l Arpt. Rev., Ser. A, M.B.I.A.	Aaa	5.25	1/01/26	4,000	4,245,880
Ser. B, F.G.I.C.	Aaa	5.25	1/01/15	1,000	1,074,110
Pass. Facs. Chrg., Ser. A, A.M.B.A.C.	Aaa	5.625	1/01/15	2,000	2,042,520

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	43

Portfolio of Investments

as of April 30, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

City of Springfield, Elec.Rev., M.B.I.A.	Aaa	5.00%	3/01/31	$4,000	$4,131,680
Illinois St., G.O., F.S.A.	Aaa	5.25	4/01/22	2,500	2,635,675
McLean & Woodford Cntys. Cmnty. Unif. Sch. Dist. No. 005, G.O., F.S.A.(c)	Aaa	5.625	12/01/11	4,000	4,308,120
Metro. Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick,
Ser. A, C.A.B.S., M.B.I.A.	Aaa	Zero	12/15/34	10,000	2,432,500
Ser. A, C.A.B.S., M.B.I.A.	Aaa	Zero	6/15/37	7,500	1,604,700

					32,756,725

Indiana 4.5%
Anderson Ind. Sch. Bldg. Corp. Rev.,
First Mtg., F.S.A.	Aaa	5.00	7/15/25	2,000	2,084,060
First Mtg., A.M.B.A.C.	AAA(b)	5.00	7/15/27	2,000	2,063,540
Indiana St. Office Bldg. Commn. Facs. Rev., Ser E, A.M.B.A.C.	Aaa	5.00	7/01/26	2,605	2,678,748
Indianapolis Ind. Local Pub. Impt. Bd. Bk. Rev. Waterworks Proj. Ser. A, M.B.I.A.	Aaa	5.50	7/01/18	3,540	3,924,975

					10,751,323

Kansas 0.7%
Saline Cnty. Unif. Sch. Dist. No. 305, G.O., F.S.A.(c)	Aaa	5.50	9/01/11	1,525	1,628,883

Louisiana 0.7%
New Orleans, G.O., M.B.I.A.	Aaa	5.25	12/01/22	1,540	1,626,656

Massachusetts 2.0%
Boston Convention Ctr. Act of 1997, Spec. Oblig. Rev., Ser. A, A.M.B.A.C.	Aaa	5.00	5/01/19	2,000	2,071,700

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Massachusetts Bay Tran. Auth. Sales Tax Rev., Ser. B, M.B.I.A.	Aaa	5.50%	7/01/27	$1,325	$1,508,526
Massachusetts St. Spec. Oblig. Rev., Ser. A, F.S.A.	Aaa	5.50	6/01/21	1,000	1,123,870

					4,704,096

Michigan 2.4%
Detroit Wtr. Sup. Sys. Rev., Ser. B, M.B.I.A.	Aaa	5.25	7/01/32	5,500	5,774,285

Minnesota 2.8%
Becker Indpt. Sch. Dist. No. 726, G.O., F.S.A.,
Ser. A	Aaa	6.00	2/01/15	1,610	1,731,507
Ser. A	Aaa	6.00	2/01/16	1,750	1,882,073
Minneapolis & St. Paul Metro. Arpts. Rev., Ser. C, F.G.I.C.	Aaa	5.50	1/01/19	3,000	3,179,460

					6,793,040

Nevada 1.3%
Clark Cnty. Sch. Dist. Refdg., Ser. B, G.O., F.S.A.	Aaa	5.00	6/15/18	3,000	3,151,950

New Jersey 8.4%
Jersey City Swr. Auth.,
Rev., A.M.B.A.C.	Aaa	6.00	1/01/10	2,585	2,783,709
Rev., A.M.B.A.C.	Aaa	6.25	1/01/14	4,255	4,768,706
New Jersey Healthcare Facs. Fin. Auth. Greystone Pk. Psychiatric Hosp. Rev., A.M.B.A.C.	Aaa	5.00	9/15/26	2,000	2,071,100
New Jersey St. Transn. Tr. Fd. Auth. Rev. Transn. Sys. Ser. B, M.B. I. A.	Aaa	5.50	12/15/15	3,000	3,296,670
New Jersey St. Edl. Facs. Auth. Rev., Montclair St. Univ., Ser. F, F.G.I.C.	Aaa	5.00	7/01/24	3,650	3,802,424

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	45

Portfolio of Investments

as of April 30, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New Jersey St. Tpke. Auth. Rev., Growth & Inc. Secs., Ser. A, F.S.A.	Aaa	5.00%	1/01/20	$2,500	$2,608,875
Ser. B, A.M.B.A.C., Convertible C.A.B.S.	Aaa	Zero	1/01/35	1,500	985,155

					20,316,639

New York 12.8%
Erie Cnty. Ind. Dev. Agcy. Sch. Facs. Rev., City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/21	2,750	2,989,938
Islip Res. Rec. Agy. Rev., Ser. B, A.M.B.A.C., A.M.T.	Aaa	7.20	7/01/10	1,750	1,969,678
Long Island Pwr. Auth. N. Y. Elec. Sys. Rev. Gen. Ser. A , F.G. I. C.	Aaa	5.00	12/01/25	3,000	3,122,940
Metro. Trans. Auth. N.Y. Svc. Contract, Rfdg. Rev.,
Ser. B, M.B.I.A	Aaa	5.50	7/01/19	5,000	5,395,150
Ser. B, M.B.I.A	Aaa	5.50	7/01/23	7,285	7,819,572
New York Convention Ctr. Dev. Corp., Rev., Hotel Unit Fee, A.M.B.A.C.	Aaa	5.00	11/15/30	2,000	2,067,460
New York St. Dorm. Auth. Rev., Sch. Dist. Fin. Proj., Ser. A, M.B.I.A.	Aaa	5.75	10/01/17	3,000	3,291,210
New York St. Twy. Auth. Hwy. & Bridg. Tr. Fd. Rev., Ser. B, A.M.B.A.C.	Aaa	5.00	4/01/21	3,000	3,142,260
Tobacco Settlement Fin. Corp. Rev., Asset Bkd., Ser. C-1	A1	5.50	6/01/15	1,000	1,051,050

					30,849,258

Oklahoma 2.9%
Norman Reg. Hosp. Auth., Rev., Ser. A, M.B.I.A.	Aaa	5.50	9/01/11	4,110	4,212,339

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Oklahoma City Arpt. Trust, Jr. Lien Rev., Ser. 24, A.M.B.A.C., A.M.T.	Aaa	5.75%	2/01/18	$2,620	$2,651,938

					6,864,277

Pennsylvania 5.6%
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev.,
Colver Proj. Ser. F, A.M.B.A.C., A.M.T.	Aaa	5.00	12/01/15	2,500	2,612,650
Ref. Colver Proj. Ser. F, A.M.B.A.C.	Aaa	4.625	12/01/18	1,250	1,241,000
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C.	Aaa	5.50	7/01/17	5,000	5,408,400
Pennsylvania St.Tpk. Commn. Rev., Ser. A, F.S.A.	Aaa	5.25	7/15/21	2,000	2,193,960
Philadelphia Wtr. & Swr. Rev., Wrt. Util. Impvt. Ser. A, F.S.A.	Aaa	5.25	7/01/20	2,000	2,131,740

					13,587,750

Puerto Rico 2.8%
Puerto Rico Comwlth. Hwy. & Transit Auth., Trans. Rev.,
Ser. I, F.G.I.C.	Aaa	5.00	7/01/25	3,000	3,120,210
Ser. I, F.G.I.C.	Aaa	5.00	7/01/26	3,465	3,603,843

					6,724,053

South Carolina 2.7%
Greenville Cnty. Sch. Dist. Installment Pur. Rev., Ref. Bldg. Equity Sooner-AGC	Aa3	5.00	12/01/26	2,000	2,063,000
Lexington Wtr. & Swr., Rev., Ser. A, M.B.I.A.	Aaa	5.75	4/01/20	4,180	4,489,153

					6,552,153

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	47

Portfolio of Investments

as of April 30, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Texas 6.6%
Corpus Christi Util. Sys. Rev., Ser. A, F.S.A. (c)	Aaa	6.00%	7/15/10	$6,705	$7,279,350
Houston Arpt. Sys. Rev., E.T.M. (c)	Aaa	7.20	7/01/13	2,925	3,286,267
Northside Tex. Indpt. Sch. Dist. Ref. Ser. D, G.O., P.S.F.G.	Aaa	5.00	6/15/28	5,150	5,302,440

					15,868,057

Washington 5.1%
Clark Cnty. Sch. Dist. No. 114, Evergreen, G.O., F.S.A.	Aaa	5.25	12/01/18	3,800	4,024,504
Cowlitz Cnty. Sch. Dist. No. 122 Longview, G.O., F.S.A.	Aaa	5.50	12/01/19	1,725	1,845,405
Ocean Shores, G.O., F.G.I.C.	Aaa	5.50	12/01/20	1,570	1,685,442
Snohomish Cnty. Ltd. Tax, G.O., M.B.I.A.	Aaa	5.375	12/01/19	2,000	2,125,160
Washington St. Hsg. Fin. Comn. Rev., Sngl. Fam. Pg., Ser. 2A, A.M.T., G.N.M.A./F.N.M.A.	Aaa	5.375	12/01/18	2,505	2,555,401

					12,235,912

West Virginia 1.3%
Clarksburg Wtr. Rev., F.G.I.C.	Aaa	5.25	9/01/19	2,000	2,124,320
West Virginia St. Wtr. Dev. Auth. Rev., Ser. B, A.M.B.A.C., A.M.T.	Aaa	5.875	7/01/20	1,015	1,085,329

					3,209,649

Wisconsin 1.1%
Manitowoc Elec. Rev., Pwr. Sys., F.G.I.C.	Aaa	5.25	10/01/34	2,500	2,583,650

Total long-term investments (cost $231,645,010)					238,251,671

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS 2.0%

California 0.1%
California St., Mun. Secs. Tr. Rcpts.-SGA 135, G.O., A.M.B.A.C., F.R.D.D.(e)	A-1+(b)	3.80%	5/01/06	$200	$200,000

Florida 0.2%
Municipal Secs. Trust Ctfs., Ser 2001-160, Tr. Ctf. Cl. A., 144A, F.G.I.C., F.R.D.D.(e)	A-1(b)	3.82	5/01/06	600	600,000

Tennessee 1.1%
Blount Cnty. Tenn. Pub. Bldg. Auth. Rev. Adj. Loc. Govt. Pub. Impt.-A-1-D, A.M.B.A.C. , F.R.D.D.(e)	VMIG1	3.82	5/01/06	1,400	1,400,000
Sevier Cnty. Tenn. Pub. Bldg. Auth. Rev. Var. Loc. Govt. Pub. Impt.-IV-I-2, A.M.B.A.C., F.R.D.D.(e)	VMIG1	3.82	5/01/06	1,160	1,160,000

					2,560,000

Texas 0.6%
Dallas-Fort Worth Texas Regl. Arpt. Rev., Mun. Sec. Tr. Rcpts. SGA 49, M.B.I.A., F.R.D.D.(e)	A-1+(b)	3.84	5/01/06	1,355	1,355,000

Total short-term investments (cost $4,715,000)					4,715,000

Total Investments 101.0% (cost $236,793,946; Note 5)					242,966,671
Liabilities in excess of other assets(f) (1.0%)					(2,295,661)

Net Assets 100.0%					$240,671,010

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	49

Portfolio of Investments

as of April 30, 2006 Cont’d.

(a)	The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate Demand Note(e).

F.S.A.—Financial Security Assurance.

G.N.M.A.—Government National Mortgage Association.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

P.S.F.G.—Permanent School Fund Guaranty.

(b)	Standard & Poor’s rating.
(c)	Prerefunded issues are secured by escrow cash or direct U.S. government guaranteed obligations.
(d)	All or partial amount segregated as initial margin on financial futures contracts.
(e)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at a par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2006.
(f)	Liabilities in excess of other assets include net unrealized appreciation on financial futures as follows:

Open future contracts outstanding at April 30, 2006:

Number of Contracts	Type	Expiration Date	Value at April 30, 2006	Value at Trade Date	Unrealized Appreciation
Short Positions:
24	U.S. Treasury 2 Yr. Notes	Jun. 06	$(4,889,625)	$(4,899,922)	$10,297
61	U.S. Treasury 5 Yr. Notes	Jun. 06	(6,353,531)	(6,410,405)	56,874
90	U.S. Treasury 30 Yr. Notes	Jun. 06	(9,615,937)	(9,897,926)	281,989

					$349,160

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of April 30, 2006 was as follows:

Transportation	23.4%
General Obligation	19.8
Water & Sewer	14.3
Education	7.9
Special Tax/Assessment District	6.3
Healthcare	5.5
Lease Backed Certificate of Participation	5.4
Power	5.2
Corporate Backed IDB & PCR	3.6
Solid Waste/Resource Recovery	2.4
Pooled Financing	2.3
Short-Term Investments	2.0
Housing	1.1
Tobacco Appropriated	0.9
Other	0.9
Tobacco	—
Liabilities in excess of other assets	–1.0

Net Assets	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

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Financial Statements

APRIL 30, 2006	ANNUAL REPORT

Dryden Municipal Bond Fund

Insured Series

Statement of Assets and Liabilities

as of April 30, 2006

Assets
Unaffiliated investments, at value (cost $236,793,946)	$242,966,671
Cash	32,777
Receivable for investments sold	4,754,220
Interest receivable	3,604,855
Prepaid expenses	5,132
Receivable for Series shares sold	2,200

Total assets	251,365,855

Liabilities
Payable for investments purchased	9,054,166
Payable for Series shares reacquired	982,200
Dividends payable	243,625
Accrued expenses	182,514
Management fee payable	100,151
Distribution fee payable	58,213
Transfer agent fee payable	37,172
Due to broker—variation margin	22,775
Deferred trustees’ fees	14,029

Total liabilities	10,694,845

Net Assets	$240,671,010

Net assets were comprised of:
Shares of beneficial interest, at par	$226,264
Paid-in capital in excess of par	232,194,371

232,420,635
Undistributed net investment income	300,775
Accumulated net realized gain on investments and financial future transactions	1,427,715
Net unrealized appreciation on investments and financial future transactions	6,521,885

Net assets, April 30, 2006	$240,671,010

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($201,120,622 ÷ 18,912,109 shares of beneficial interest issued and outstanding)	$10.63
Maximum sales charge (4.00% of offering price)	.44

Maximum offering price to public	$11.07

Class B
Net asset value, offering price and redemption price per share
($30,328,447 ÷ 2,847,500 shares of beneficial interest issued and outstanding)	$10.65

Class C
Net asset value, offering price and redemption price per share
($5,971,327 ÷ 560,665 shares of beneficial interest issued and outstanding)	$10.65

Class Z
Net asset value, offering price and redemption price per share
($3,250,614 ÷ 306,097 shares of beneficial interest issued and outstanding)	$10.62

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	53

Statement of Operations

Year Ended April 30, 2006

Net Investment Income
Income
Unaffiliated Interest	$12,904,652

Expenses
Management fee	1,371,565
Distribution fee—Class A	568,444
Distribution fee—Class B	181,695
Distribution fee—Class C	50,121
Transfer agent’s fees and expenses (including affiliated expense of $112,500)	153,000
Custodian’s fees and expenses	130,000
Reports to shareholders	60,000
Registration fees	55,000
Legal fees and expenses	40,000
Audit fee	25,000
Trustees’ fees	16,000
Insurance	14,000
Miscellaneous	14,312

Total expenses	2,679,137

Net investment income	10,225,515

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions	2,722,917
Financial futures transactions	607,220
Interest rate swap	(19,722)

3,310,415

Net change in unrealized appreciation (depreciation) on:
Investments	(9,779,072)
Financial futures contracts	194,223
Interest rate swap	20,054

(9,564,795)

Net loss on investment transactions	(6,254,380)

Net Increase In Net Assets Resulting From Operations	$3,971,135

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended April 30,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$10,225,515	$11,383,142
Net realized gain on investment transactions	3,310,415	1,220,666
Net change in unrealized appreciation (depreciation) on investments	(9,564,795)	4,189,868

Net increase in net assets resulting from operations	3,971,135	16,793,676

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(8,495,339)	(9,275,030)
Class B	(1,266,061)	(1,664,406)
Class C	(216,152)	(246,667)
Class Z	(155,897)	(210,938)

	(10,133,449)	(11,397,041)

Distributions from net realized gains
Class A	(1,874,458)	(2,585,711)
Class B	(290,276)	(509,925)
Class C	(53,264)	(83,023)
Class Z	(31,353)	(52,719)

	(2,249,351)	(3,231,378)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	5,307,860	13,443,993
Net asset value of shares issued in reinvestment of dividends and distributions	7,924,862	9,115,454
Cost of shares reacquired	(60,940,258)	(51,064,171)

Net decrease in net assets from Series share transactions	(47,707,536)	(28,504,724)

Total decrease	(56,119,201)	(26,339,467)

Net Assets
Beginning of year	296,790,211	323,129,678

End of year(a)	$240,671,010	$296,790,211

(a) Includes undistributed net investment income of:	$300,775	$293,286

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	55

Notes to Financial Statements

Dryden Municipal Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of two series: the “High Income Series” and the “Insured Series”. Investment operations for Class A, Class B, Class C and Class Z shares of each Series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively.

The investment objectives of the Series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the normal close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for

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which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than sixty days are valued at current market quotations. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dryden Municipal Bond Fund	57

Notes to Financial Statements

Cont’d

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option that is traded in the over-the counter market, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swap: The Fund may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were developed as asset/liability management tools. In more complex swaps, the notional principal may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract, if any.

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The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Inverse Floaters: The Fund invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to market interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis as an adjustment to interest income.

Net investment income or loss (other than distribution fees, which are charged directly to the respective Class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from the net investment income daily and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Dryden Municipal Bond Fund	59

Notes to Financial Statements

Cont’d

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management (“PIM”). The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of officers for the Fund, occupancy and certain clerical and bookkeeping cost of the Fund. The Fund bears all other costs and expenses.

The management fee paid PI is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion. The effective management fee rate was .50 of 1% of the average daily net assets of the High Income and Insured Series for the year ended April 30, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the

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average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% average daily net assets of the Class A shares and Class C shares, respectively.

PIMS has advised the High Income Series and Insured Series that it received approximately $186,600 and $76,000 for Class A shares, respectively, in front-end sales charges during the year ended April 30, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the High Income Series and Insured Series that for the year ended April 30, 2006, it received approximately $141,500 ($139,500 Class B; $2,000 Class C) and $84,400 ($83,900 Class B; $500 Class C), respectively, in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI, PIM and PIMS are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended April 30, 2006.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First

Dryden Municipal Bond Fund	61

Notes to Financial Statements

Cont’d

Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended April 30, 2006, the Fund incurred approximately $93,200 ($75,000 High Income Series; $18,200 Insured Series) in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended April 30, 2006, the Fund did not pay brokerage commissions to Wachovia or First Clearing.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended April 30, 2006, were as follows:

Series	Purchases	Sales
High Income	$191,529,632	$247,771,373
Insured	$93,408,527	$137,721,223

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized gains or losses on investments, financial futures transactions and swaps on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain or loss on investments, financial futures transactions and swaps.

For the year ended April 30, 2006, the adjustments were as follows:

Series	Paid in Capital in Excess of Par	Undistributed Net Investment Income	Accumulated Net Realized Gain
High Income	$(554,028)	$(2,506,589)	$3,060,617
Insured	$—	$(84,577)	$84,577

These adjustments were primarily due to the difference between financial and tax reporting with respect to accretion of market discount, expiration of capital loss carryforward, swap treatment and other differences. Net investment income, net realized gains or losses and net assets were not affected by this change.

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The tax character of total dividends paid for the most recent two fiscal years are as follows:

	High Income Series	Insured Series
April 30, 2006
Tax-Exempt	$28,241,396	$10,132,683
Ordinary Income	232,815	176,975
Long-term Capital Gains	—	2,073,142

Total Dividends	$28,474,211	$12,382,800

April 30, 2005
Tax-Exempt	$32,425,147	$11,337,863
Ordinary Income	697,371	59,178
Long-term Capital Gains	—	3,231,378

Total Dividends	$33,122,518	$14,628,419

As of April 30, 2006, the components of distributable earnings on a tax basis were as follows:

Series	Tax-Exempt	Ordinary Income	Long-Term Capital Gains
High Income	$2,322,596	$173,900	—
Insured	$527,422	$31,007	$1,342,938

These amounts include a dividends payable timing difference of $864,165 and $243,625 for the High Income Series and Insured Series, respectively as of April 30, 2006.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation (depreciation) as of April 30, 2006 were as follows:

Series	Tax Basis	Appreciation	Depreciation	Total Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
High Income	$549,444,271	$31,528,600	$13,836,658	$17,691,942	$(236,423)	$17,455,519
Insured	$236,360,010	$ 7,805,885	$ 1,199,224	$ 6,606,661	$ —	$ 6,606,661

These adjustments were primarily due to the difference between financial and tax reporting with respect to accretion of market discount, expiration of capital loss carryforward, swaps treatment and other differences. Net investment income, net realized gain (losses) and net assets were not affected by this change.

For federal income tax purposes, the High Income Series has a capital loss carryforward as of April 30, 2006 of approximately $58,171,000, of which $3,137,000 expires in 2007, $5,906,000 expires in 2008, $20,095,000 expires in 2009,

Dryden Municipal Bond Fund	63

Notes to Financial Statements

Cont’d

$13,512,000 expires in 2010, $4,457,000 expires in 2011 and $11,064,000 expires in 2014. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. In addition approximately $554,000 of its capital loss carryforward expired in the fiscal year ended April 30, 2006. The High Income Series elected to treat post-October capital losses of approximately $6,532,000 incurred in the six months ended April 30, 2006 as having incurred in the next fiscal year.

Note 6. Capital

The High Income Series and Insured Series offer Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 4%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

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The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

Dryden Municipal Bond Fund/High Income Series

Class A	Shares	Amount
Year ended April 30, 2006:
Shares sold	1,516,896	$15,761,657
Shares issued in reinvestment of dividends	1,038,877	10,780,505
Shares reacquired	(7,279,786)	(75,542,675)

Net increase (decrease) in shares outstanding before conversion	(4,724,013)	(49,000,513)
Shares issued upon conversion from Class B	4,001,025	41,582,297

Net increase (decrease) in shares outstanding	(722,988)	$(7,418,216)

Year ended April 30, 2005:
Shares sold	1,385,419	$14,021,188
Shares issued in reinvestment of dividends	1,099,579	11,164,001
Shares reacquired	(7,283,489)	(73,874,672)

Net increase (decrease) in shares outstanding before conversion	(4,798,491)	(48,689,483)
Shares issued upon conversion from Class B	3,536,976	35,857,695

Net increase (decrease) in shares outstanding	(1,261,515)	$(12,831,788)

Class B
Year ended April 30, 2006:
Shares sold	318,017	$3,304,697
Shares issued in reinvestment of dividends	202,826	2,105,931
Shares reacquired	(1,996,903)	(20,732,680)

Net increase (decrease) in shares outstanding before conversion	(1,476,060)	(15,322,052)
Shares reacquired upon conversion into Class A	(3,999,189)	(41,582,297)

Net increase (decrease) in shares outstanding	(5,475,249)	$(56,904,349)

Year ended April 30, 2005:
Shares sold	550,724	$5,601,938
Shares issued in reinvestment of dividends	315,199	3,196,834
Shares reacquired	(2,865,056)	(28,975,493)

Net increase (decrease) in shares outstanding before conversion	(1,999,133)	(20,176,721)
Shares reacquired upon conversion into Class A	(3,533,490)	(35,857,695)

Net increase (decrease) in shares outstanding	(5,532,623)	$(56,034,416)

Dryden Municipal Bond Fund	65

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended April 30, 2006:
Shares sold	774,023	$8,044,948
Shares issued in reinvestment of dividends	57,560	597,542
Shares reacquired	(386,893)	(4,016,766)

Net increase (decrease) in shares outstanding	444,690	$4,625,724

Year ended April 30, 2005:
Shares sold	150,208	$1,534,352
Shares issued in reinvestment of dividends	58,491	593,704
Shares reacquired	(537,413)	(5,453,703)

Net increase (decrease) in shares outstanding	(328,714)	$(3,325,647)

Class Z
Year ended April 30, 2006:
Shares sold	221,330	$2,291,928
Shares issued in reinvestment of dividends	48,255	500,460
Shares reacquired	(640,191)	(6,652,267)

Net increase (decrease) in shares outstanding	(370,606)	$(3,859,879)

Year ended April 30, 2005:
Shares sold	536,589	$5,429,255
Shares issued in reinvestment of dividends	47,658	485,121
Shares reacquired	(795,862)	(7,971,431)

Net increase (decrease) in shares outstanding	(211,615)	$(2,057,055)

Dryden Municipal Bond Fund/Insured Series
Class A
Year ended April 30, 2006:
Shares sold	351,961	$3,828,011
Shares issued in reinvestment of dividends and distributions	611,603	6,623,957
Shares reacquired	(4,587,717)	(49,657,641)

Net increase (decrease) in shares outstanding before conversion	(3,624,153)	(39,205,673)
Shares issued upon conversion from Class B	460,187	5,012,185

Net increase (decrease) in shares outstanding	(3,163,966)	$(34,193,488)

Year ended April 30, 2005:
Shares sold	778,046	$8,615,005
Shares issued in reinvestment of dividends and distributions	670,895	7,366,574
Shares reacquired	(3,456,633)	(37,849,162)

Net increase (decrease) in shares outstanding before conversion	(2,007,692)	(21,867,583)
Shares issued upon conversion from Class B	431,070	4,722,888

Net increase (decrease) in shares outstanding	(1,576,622)	$(17,144,695)

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Class B	Shares	Amount
Year ended April 30, 2006:
Shares sold	98,154	$1,067,999
Shares issued in reinvestment of dividends and distributions	91,401	991,716
Shares reacquired	(735,913)	(8,003,408)

Net increase (decrease) in shares outstanding before conversion	(546,358)	(5,943,693)
Shares reacquired upon conversion into Class A	(459,476)	(5,012,185)

Net increase (decrease) in shares outstanding	(1,005,834)	$(10,955,878)

Year ended April 30, 2005:
Shares sold	260,009	$2,860,840
Shares issued in reinvestment of dividends and distributions	123,998	1,363,624
Shares reacquired	(814,723)	(8,926,398)

Net increase (decrease) in shares outstanding before conversion	(430,716)	(4,701,934)
Shares reacquired upon conversion into Class A	(430,465)	(4,722,888)

Net increase (decrease) in shares outstanding	(861,181)	$(9,424,822)

Class C
Year ended April 30, 2006:
Shares sold	29,419	$322,155
Shares issued in reinvestment of dividends and distributions	14,170	153,692
Shares reacquired	(168,549)	(1,837,284)

Net increase (decrease) in shares outstanding	(124,960)	$(1,361,437)

Year ended April 30, 2005:
Shares sold	135,601	$1,502,577
Shares issued in reinvestment of dividends and distributions	17,891	196,735
Shares reacquired	(167,243)	(1,834,979)

Net increase (decrease) in shares outstanding	(13,751)	$(135,667)

Class Z
Year ended April 30, 2006:
Shares sold	8,274	$89,695
Shares issued in reinvestment of dividends and distributions	14,364	155,497
Shares reacquired	(132,978)	(1,441,925)

Net increase (decrease) in shares outstanding	(110,340)	$(1,196,733)

Year ended April 30, 2005:
Shares sold	42,683	$465,571
Shares issued in reinvestment of dividends and distributions	17,180	188,521
Shares reacquired	(224,936)	(2,453,632)

Net increase (decrease) in shares outstanding	(165,073)	$(1,799,540)

Dryden Municipal Bond Fund	67

Financial Highlights

High Income Series

Class A
Year Ended April 30, 2006(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.33

Income from investment operations:
Net investment income	.53
Net realized and unrealized gain (loss) on investment transactions	(.05)

Total from investment operations	.48

Less Dividends:
Dividends from net investment income	(.49)

Net asset value, end of year	$10.32

Total Return(a):	4.84%
Ratios/Supplemental Data:
Net assets, end of year (000)	$451,785
Average net assets (000)	$458,445
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.87%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	5.14%
For Class A, B, C and Z shares:
Portfolio turnover rate	32%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Dryden Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) per share by $.01 and increase the ratio of net investment income from 5.84% to 5.87%.
(c)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended April 30,
2005	2004	2003	2002(b)

$9.99	$10.11	$10.06	$10.11

.51	.53	.56	.61
.35	(.12)	.04	(.06)

.86	.41	.60	.55

(.52)	(.53)	(.55)	(.60)

$10.33	$9.99	$10.11	$10.06

8.81%	4.13%	6.15%	5.53%

$459,598	$457,184	$491,218	$501,501
$458,739	$479,691	$496,597	$517,930

.86%	.87%	.85%	.84%
.61%	.62%	.60%	.59%
5.03%	5.25%	5.53%	5.87%

29%	89%	88%	58%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	69

Financial Highlights

Cont’d

Class B
Year Ended April 30, 2006(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.34

Income from investment operations:
Net investment income	.51
Net realized and unrealized gain (loss) on investment transactions	(.06)

Total from investment operations	.45

Less Dividends:
Dividends from net investment income	(.46)

Net asset value, end of year	$10.33

Total Return(a):	4.48%
Ratios/Supplemental Data:
Net assets, end of year (000)	$85,179
Average net assets (000)	$112,213
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.12%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	4.90%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Dryden Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gain (loss) per share by less than $.005 and increase the ratio of net investment income from 5.59% to 5.62%.
(c)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended April 30,
2005	2004	2003	2002(b)

$10.00	$10.11	$10.06	$10.11

.49	.51	.54	.58
.34	(.12)	.04	(.06)

.83	.39	.58	.52

(.49)	(.50)	(.53)	(.57)

$10.34	$10.00	$10.11	$10.06

8.53%	3.95%	5.88%	5.27%

$141,832	$192,517	$241,311	$285,581
$165,596	$219,376	$264,067	$307,192

1.11%	1.12%	1.10%	1.09%
.61%	.62%	.60%	.59%
4.78%	5.00%	5.31%	5.62%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	71

Financial Highlights

Cont’d

Class C
Year Ended April 30, 2006(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.34

Income from investment operations:
Net investment income	.48
Net realized and unrealized gain (loss) on investment transactions	(.05)

Total from investment operations	.43

Less Dividends:
Dividends from net investment income	(.44)

Net asset value, end of year	$10.33

Total Return(a):	4.23%
Ratios/Supplemental Data:
Net assets, end of year (000)	$26,611
Average net assets (000)	$25,219
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.37%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	4.64%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Dryden Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gain (loss) per share by less than $.005 and increase the ratio of net investment income from 5.35% to 5.38%.
(c)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(d)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended April 30,
2005	2004	2003	2002(b)

$10.00	$10.11	$10.06	$10.11

.46	.48	.51	.55
.35	(.11)	.04	(.05)

.81	.37	.55	.50

(.47)	(.48)	(.50)	(.55)

$10.34	$10.00	$10.11	$10.06

8.26%	3.69%	5.62%	5.00%

$22,033	$24,599	$28,313	$26,619
$23,042	$26,968	$27,121	$27,814

1.36%	1.37%	1.35%	1.34%
.61%	.62%	.60%	.59%
4.53%	4.75%	5.04%	5.38%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	73

Financial Highlights

Cont’d

Class Z
Year Ended April 30, 2006(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.32

Income from investment operations:
Net investment income	.56
Net realized and unrealized gain (loss) on investment transactions	(.06)

Total from investment operations	.50

Less Dividends:
Dividends from net investment income	(.51)

Net asset value, end of year	$10.31

Total Return(a):	5.08%
Ratios/Supplemental Data:
Net assets, end of year (000)	$8,547
Average net assets (000)	$10,650
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.62%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	5.39%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Dryden Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) per share by $.01 and increase the ratio of net investment income from 6.11% to 6.14%.
(c)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended April 30,
2005	2004	2003	2002(b)

$9.98	$10.10	$10.05	$10.10

.54	.56	.59	.63
.34	(.12)	.04	(.06)

.88	.44	.63	.57

(.54)	(.56)	(.58)	(.62)

$10.32	$9.98	$10.10	$10.05

9.09%	4.41%	6.41%	5.79%

$12,379	$14,087	$15,361	$7,000
$11,451	$15,572	$10,813	$6,368

.61%	.62%	.60%	.59%
.61%	.62%	.60%	.59%
5.29%	5.51%	5.78%	6.14%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	75

Financial Highlights

Insured Series

Class A
Year Ended April 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.98

Income (loss) from investment operations:
Net investment income	.41
Net realized and unrealized gain (loss) on investment transactions	(.26)

Total from investment operations	.15

Less Dividends and Distributions:
Dividends from net investment income	(.41)
Distributions from net realized capital gains	(.09)

Total dividends and distributions	(.50)

Net asset value, end of year	$10.63

Total Return(a):	1.33%
Ratios/Supplemental Data:
Net assets, end of year (000)	$201,121
Average net assets (000)	$227,378
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.93%
Expenses, excluding distribution and service (12b-1) fees	.68%
Net investment income	3.77%
For Class A, B, C and Z shares:
Portfolio turnover rate	34%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Dryden Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and to decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.62% to 4.64%.
(c)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended April 30,
2005	2004	2003	2002(b)

$10.90	$11.59	$11.08	$10.91

.41	.42	.49	.52
.20	(.39)	.51	.17

.61	.03	1.00	.69

(.41)	(.42)	(.49)	(.52)
(.12)	(.30)	—	—

(.53)	(.72)	(.49)	(.52)

$10.98	$10.90	$11.59	$11.08

5.74%	.13%	9.17%	6.38%

$242,325	$257,738	$281,077	$261,227
$249,074	$271,328	$272,608	$269,146

.91%	.90%	.88%	.87%
.66%	.65%	.63%	.62%
3.72%	3.72%	4.35%	4.64%

15%	71%	59%	22%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	77

Financial Highlights

Cont’d

Class B
Year Ended April 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.99

Income (loss) from investment operations:
Net investment income	.39
Net realized and unrealized gain (loss) on investment transactions	(.26)

Total from investment operations	.13

Less Dividends and Distributions:
Dividends from net investment income	(.38)
Distributions from net realized capital gains	(.09)

Total dividends and distributions	(.47)

Net asset value, end of year	$10.65

Total Return(a):	1.18%
Ratios/Supplemental Data:
Net assets, end of year (000)	$30,328
Average net assets (000)	$36,339
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.18%
Expenses, excluding distribution and service (12b-1) fees	.68%
Net investment income	3.52%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Dryden Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and to decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.38% to 4.40%.

See Notes to Financial Statements.

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Class B
Year Ended April 30,
2005	2004	2003	2002(b)

$10.91	$11.60	$11.09	$10.92

.38	.40	.47	.49
.20	(.40)	.50	.17

.58	—	.97	.66

(.38)	(.39)	(.46)	(.49)
(.12)	(.30)	—	—

(.50)	(.69)	(.46)	(.49)

$10.99	$10.91	$11.60	$11.09

5.45%	(.14)%	8.90%	6.12%

$42,363	$51,432	$60,724	$55,145
$48,258	$56,466	$58,003	$54,136

1.16%	1.15%	1.13%	1.12%
.66%	.65%	.63%	.62%
3.46%	3.47%	4.10%	4.40%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	79

Financial Highlights

Cont’d

Class C
Year Ended April 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.99

Income (loss) from investment operations:
Net investment income	.36
Net realized and unrealized gain (loss) on investment transactions	(.26)

Total from investment operations	.10

Less Dividends and Distributions:
Dividends from net investment income	(.35)
Distributions from net realized capital gains	(.09)

Total dividends and distributions	(.44)

Net asset value, end of year	$10.65

Total Return(a):	.92%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,971
Average net assets (000)	$6,683
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.43%
Expenses, excluding distribution and service (12b-1) fees	.68%
Net investment income	3.27%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Dryden Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains per share by $.01 and increase the ratio of net investment income from 4.14% to 4.17%.
(c)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of the Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended April 30,
2005	2004	2003	2002(b)

$10.91	$11.60	$11.09	$10.92

.35	.37	.44	.47
.20	(.40)	.50	.16

.55	(.03)	.94	.63

(.35)	(.36)	(.43)	(.46)
(.12)	(.30)	—	—

(.47)	(.66)	(.43)	(.46)

$10.99	$10.91	$11.60	$11.09

5.18%	(.39)%	8.63%	5.86%

$7,538	$7,629	$8,457	$6,456
$7,706	$8,329	$7,559	$5,320

1.41%	1.40%	1.38%	1.37%
.66%	.65%	.63%	.62%
3.22%	3.21%	3.85%	4.17%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	81

Financial Highlights

Cont’d

Class Z
Year Ended April 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.96

Income (loss) from investment operations:
Net investment income	.44
Net realized and unrealized gain (loss) on investment transactions	(.26)

Total from investment operations	.18

Less Dividends and Distributions:
Dividends from net investment income	(.43)
Distributions from net realized capital gains	(.09)

Total dividends and distributions	(.52)

Net asset value, end of year	$10.62

Total Return(a):	1.67%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,251
Average net assets (000)	$3,913
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.68%
Expenses, excluding distribution and service (12b-1) fees	.68%
Net investment income	4.02%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Dryden Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains per share by $.01 and increase the ratio of net investment income from 4.88% to 4.91%.

See Notes to Financial Statements.

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Class Z
Year Ended April 30,
2005	2004	2003	2002(b)

$10.89	$11.58	$11.07	$10.91

.44	.45	.52	.55
.19	(.39)	.50	.15

.63	.06	1.02	.70

(.44)	(.45)	(.51)	(.54)
(.12)	(.30)	—	—

(.56)	(.75)	(.51)	(.54)

$10.96	$10.89	$11.58	$11.07

5.94%	.40%	9.45%	6.55%

$4,565	$6,330	$9,179	$4,238
$5,265	$7,365	$6,605	$3,152

.66%	.65%	.63%	.62%
.66%	.65%	.63%	.62%
3.96%	3.98%	4.61%	4.91%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	83

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities of the High Income Series and Insured Series (constituting the Dryden Municipal Bond Fund, hereafter referred to as the “Fund”) including the portfolios of investments, as of April 30, 2006, and the related statements of operations for the year then ended and the statements of changes in net assets, for each of the years in the two year period then ended, and the financial highlights for each of years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to April 30, 2004, were audited by another independent registered public accounting firm, whose report dated, June 23, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dryden Municipal Bond Fund as of April 30, 2006 and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended in conformity with accounting principles generally accepted in the United States of America.

New York, New York

June 26, 2006

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Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended April 30, 2006.

During its fiscal year ended April 30, 2006, the Fund paid aggregate dividends and distributions as follows:

	Dividends and Distributions per share
Series	Class A	Class B	Class C	Class Z
High Income

Tax-Exempt Income	$.483	$.458	$.433	$.507
Ordinary Income	.004	.004	.004	.004
Long-Term Capital Gains	—	—	—	—

	$.487	$.462	$.437	$.511

	Dividends and Distributions per share
Series	Class A	Class B	Class C	Class Z
Insured

Tax-Exempt Income	$.410	$.380	$.350	$.430
Ordinary Income	.007	.007	.007	.007
Long-Term Capital Gains	.082	.082	.082	.082

	$.499	$.469	$.439	$.519

Shortly after the close of the calendar year ending December 31, 2006, you will be advised again as to the federal tax status of the dividends and distributions received in calendar 2006. In addition, you will be advised at that time as to the portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to state taxability.

Dryden Municipal Bond Fund	85

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (71), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co. Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (62), Trustee since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

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Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (62), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees (1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden Municipal Bond Fund	87

Jonathan D. Shain (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Municipal Bond Fund	89

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 4/30/06
	One Year	Five Years	Ten Years	Since Inception
Class A	0.65%	5.02%	5.00%	5.92%
Class B	–0.52	5.45	5.13	6.51
Class C	3.23	5.35	4.87	4.98
Class Z	5.08	6.15	N/A	5.48

Average Annual Total Returns (Without Sales Charges) as of 4/30/06
	One Year	Five Years	Ten Years	Since Inception
Class A	4.84%	5.88%	5.43%	6.18%
Class B	4.48	5.61	5.13	6.51
Class C	4.23	5.35	4.87	4.98
Class Z	5.08	6.15	N/A	5.48

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00%.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; and Class Z, 9/16/96.

The graph compares a $10,000 investment in the Dryden Municipal Bond Fund/High Income Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (April 30, 1996) and the account values at the end of the current fiscal year (April 30, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through April 30, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index (Index) is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Series charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after the purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower.

Dryden Municipal Bond Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 4/30/06
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.72%	3.65%	4.66%	5.69%
Class B	–3.67	4.08	4.78	6.16
Class C	–0.05	3.99	4.53	4.69
Class Z	1.67	4.75	N/A	5.19

Average Annual Total Returns (Without Sales Charges) as of 4/30/06
	One Year	Five Years	Ten Years	Since Inception
Class A	1.33%	4.50%	5.08%	5.95%
Class B	1.18	4.25	4.78	6.16
Class C	0.92	3.99	4.53	4.69
Class Z	1.67	4.75	N/A	5.19

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00%.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; and Class Z, 9/16/96.

The graph compares a $10,000 investment in the Dryden Municipal Bond Fund/Insured Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (April 30, 1996) and the account values at the end of the current fiscal year (April 30, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through April 30, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index (Index) is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Series charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after the purchase and a 12b-1 fee of up to 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower.

Dryden Municipal Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Trustees of the Series has delegated to the Series’ investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Series’ website and on the Commission’s website.

TRUSTEES

Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Wilkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Bond Fund/High Income Series and Insured Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series’ schedule of portfolio holdings is also available on the Series’ website as of the end of each fiscal quarter.

The Series’ Statement of Additional Information contains additional information about the Series’ Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Bond Fund/High Income Series
Share Class	A	B	C	Z
NASDAQ	PRHAX	PMHYX	PHICX	PHIZX
CUSIP	262467103	262467202	262467301	262467400

Dryden Municipal Bond Fund/Insured Series
Share Class	A	B	C	Z
NASDAQ	PMIAX	PMINX	PMICX	PMIZX
CUSIP	262467509	262467608	262467707	262467806

MF133E    IFS-A120366    Ed. 06/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended April 30, 2006 and April 30, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $47,000 and $47,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $51,000 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)  (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Municipal Bond Fund

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	June 27, 2006

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	June 27, 2006

*	Print the name and title of each signing officer under his or her signature.